QUANT FUNDS
             [LOGO OF QUANT FUNDS]
                                     ANNUAL
                                       REPORT

MARCH 31, 2001

                               U.S. EQUITY FUNDS

                                   Quant Small Cap Fund
                                   Quant Mid Cap Fund
                                   Quant Growth and Income Fund

                               INTERNATIONAL EQUITY FUNDS

                                   Quant International Equity Fund
                                   Quant Emerging Markets Fund
                                   Quant Foreign Value Fund


[LOGO OF QUANT FUNDS]

     May 30, 2001


     Dear Fellow Shareholder:


          We are pleased to provide you with the Annual Report of the Quant Funds for the twelve-month period ending March 31, 2001. This letter will give you an overview of the Funds as well as update you on some technological enhancements we have made in seeking to provide you with more information and better service.


          Unfortunately, there was a wide range of "bad news" across the globe over the year end period. Stocks across the board, particularly the technology and telecommunications sectors, came out with negative earnings announcements amid strings of deteriorating economic news announcements. Our Funds remained strategically positioned and focused during this economic environment. Although some of our domestic funds were previously overweighted in technology and telecommunications, Fund management had been scaling back these holdings both prior to and while the negative news was being released. As a result of scaling back holdings, our managers used the turbulent time in the economy to focus on good buying opportunities as many quality stocks were at significantly lower values.


          I'd like to recap some of the new enhancements we made to our web site, www.QuantFunds.com in terms of providing you access to Quant Funds information over the course of the fiscal year:

          . Price, Fund and Benchmark Performance: By approximately 6:30 pm on each business day, our web site has this information updated for your review.

          . Quarterly Fund Information: All fund statistics are updated within 3 business days following the end of each quarter.

          . Shareholder Lookup and Subsequent Investment: As a Quant Funds shareholder, you may look up your current and historical account balances at any time.

          . New Investments Online: Existing shareholders or potential investors can purchase into any of the Quant Funds directly from our web site using ACH (Automated Clearing House) transaction capability.

          Additionally, we continue to develop more tools for the web site in order to provide you with access to Quant Funds information. Several enhancements that are currently in development are:

          . Video-streaming: Look for real-time commentary from Quant Funds' portfolio managers as well as from the President of Quantitative Advisors, Fred Marius.

          . Press releases: Additional press releases about the Funds, the economy and the technological environment as it relates to the financial services industry.

          . Media/Investment Professional Workshops: We look forward to hosting some media and investment professional workshops so these financial representatives can provide their clients, our shareholders, with up-to-date information on what we are doing at Quantitative Advisors.

          . Shareholder and Brokerage Tools: Look for our site to have hypothetical, asset allocation, retirement calculator and other tax tools to assist you with building a customized investment portfolio.


[LOGO OF QUANT FUNDS]

          These are just a few things under development, and we have more in store during the upcoming months. We are always looking for better ways to service you and provide you with timely information. Feel free to access our web site, www.QuantFunds.com at any time or to email us at feedback@quantfunds.com if you have any suggestions for our site.


          We look forward with great anticipation to the opportunities and challenges of the coming year. We are available at any time to answer your questions or to provide assistance. We know you have many investment choices, and we want to thank you for your continued confidence and support.


                                                         Sincerely,

                                                         /s/ Willard Umphrey

                                                         Willard Umphrey
                                                         Chief Executive Officer


QUANT SMALL CAP FUND
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INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q The year ended March 31, 2001 was one of the worst periods in the past few years. The Fund returned -10.91% during the quarter ended March 31, 2001. Many smaller capitalization stocks lost 20-40%, as mutual funds with high concentrations in technology saw significant losses.

Q It is difficult to remember after almost a decade of a market that has basically trended upwards, that bear markets do take place, and they can produce negative outcomes. However, it is equally important to remember that bear markets can represent a significant buying opportunity with the ability to dollar cost average. In 1999, the market ignored any bad news during its relentless move up, and today the reverse is taking place. The market pays no attention to any positive news in its unending move down.

Q The principal cause of the Fund's underperformance was its overweighting in the technology sector which had a positive influence in past performance. Most other sectors were in line with the Fund's index performance. The standout performer during the quarter was Nvidia, a maker of graphic chips, which was up 98%; however, the Fund was not able to overcome the declines in most other technology stocks as small company technology stocks were hit particularly hard.

Q On a positive note, Fund management believes the fall of the NASDAQ has dramatically changed investing psychology and created opportunities. Many companies still have intact business models, good balance sheets and leading market positions. Additionally, Fund management believes technology spending will return; however, this time the spending may not benefit the same companies as the previous cycle. Technology products that allow companies to cut costs should continue to be in demand even in a tough environment. Fund management believes that the Fund's portfolio is well positioned with leading companies in this area of the market.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the Russell 2000 Index.

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                                          1Q01                 One Year              Five Year          Since Inception
PERFORMANCE UPDATE                      (at NAV)               (at POP)              (at POP)               (at POP)
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   Quant Small Cap Fund                  -10.91%                -19.30%                9.54%            16.95% (8/3/92)
   Russell 2000 Index                     -6.51%                -15.33%                7.76%            11.83% (8/3/92)

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VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC) ORDINARY SHARES VS.
RUSSELL 2000
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                             12,870        11,423
                             16,586        13,581
                             17,301        13,333
                             23,249        17,126
                             28,799        20,124
                             30,875        24,623
                             30,992        23,949
                             40,917        29,040
                             44,003        28,162
                             38,810        28,328

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FUND INFORMATION
----------------

Ticker Symbol                USBNX (Ordinary)
                             QBNAX (Institutional)
Number of Companies          60
Median Market Cap            $1.33 billion
Price to Book                4.9
Price to Earnings            16.3
Assets Under Management      $69 million

The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of .50% and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year, five year and since inception (1/6/93) returns for Institutional Shares are -18.07%, 10.31% and 15.08% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT SMALL CAP FUND
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INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Robert von Pentz

The Quant Small Cap Fund* is a small company fund that seeks investment opportunities among companies with smaller market capitalization or larger companies with higher than average expected earnings growth rates. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the Fund from concentrating investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The Fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

----------------
TOP TEN HOLDINGS
----------------

Company                                   % Total Net Assets
-------                                   ------------------
Nvidia Corp.                                         4.7
Mid-Atlantic Medical Services, Inc.                  3.4
Chicos FAS, Inc.                                     3.3
Indymac Bancorp, Inc.                                3.3
Henry (Jack) & Associates                            3.2
Devon Energy Corporation                             3.1
Scholastic Corporation                               2.9
Everest Re Group Limited                             2.7
CEC Entertainment, Inc.                              2.5
BJ's Wholesale Club                                  2.5

*Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

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SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Capital Goods                        6%
Utilities                            2%
Technology                          20%
Consumer Cyclicals                  20%
Consumer Staples                     2%
Energy                               8%
Health Care                         15%
Cash and Other Assets (Net)          7%
Financials                          20%


QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q The first quarter proved very trying for investment professionals and investors alike as the bear market that began in March 2000 continued during the year ended March 31, 2001. January posted a small positive return; however, the months that followed produced double digit down months.

Q The markets turned sharply negative as economic growth appeared to come to a complete halt. Each day investors were greeted by numerous news reports of reduced sales or lower earnings forecasts. Economic activity declined abruptly due to several reasons. Negative news seemed to feed on itself as managers collectively worried over future business trends. In a world of "just in time" inventory and "real time" sales forecasting, companies reacted quickly to slash inventories and production. In an environment dominated by Regulation FD (Fair Disclosure), company guidance, which had previously been released over a period of weeks to different investor groups, was issued to all investors at the same time.

Q On the positive side, Fund management's move into the financial and consumer cyclical sectors has been positive for the portfolio. Fund management believes that investments in consumer cyclicals have the potential to produce better returns as companies in this sector could benefit from lower interest rates and improvement in consumer spending.

Q Historically, markets have typically "turned up" when most investors are worried or have emotionally given up on Wall Street. This sentiment is called capitulation. Furthermore, markets usually move higher as the Federal Reserve continues to lower interest rates. Fund management's belief is that this is a time to remain invested and to consider increasing holdings in certain sectors.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the S&P400 Index.

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PERFORMANCE UPDATE (at POP)          1Q01            One Year         Five Year         Since Inception
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   Quant Mid Cap Fund               -16.19%          -29.51%           15.56%           18.42% (3/20/95)
   S&P 400 Index                    -10.77%           -6.96%           16.30%           18.40% (3/20/95)

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VALUE OF $10,000 INVESTED IN QUANT MID CAP (QMC) ORDINARY SHARES VS. S&P 400
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                             12,664        12,262
                             16,142        14,616
                             20,761        19,330
                             23,428        23,025
                             30,683        26,416
                             33,134        31,040
                             27,770        27,697

----------------
FUND INFORMATION
----------------

Ticker Symbol               QNIIX (Ordinary)
                            QNIAX (Institutional)
Number of Companies         46
Median Market Cap           $4.12 billion
Price to Book               3.2
Price to Earnings           19.4
Assets Under Management     $17 million

The S&P 400 Index is an unmanaged index comprised of stocks outside the large capitalization bias of the S&P 500, which are chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks with medium capitalizations. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a Prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 0.25% and reflect the waiver of the 0.25% 12b-1 fee from 4/1/00 through 5/31/00. Absent the waiver, performance would have been lower. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 fee. The Quant Mid Cap Fund does not have a 1% redemption fee. The one year, five year and since inception (4/17/95) returns for Institutional Shares are -29.35%, 15.85% and 18.41%. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT MID CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Robert von Pentz

The Quant Mid Cap Fund seeks investment opportunities among companies with medium market capitalizations. The Fund looks for stocks of companies that have superior growth rates, but with share prices that do not fully reflect their potential. Companies in this strong middle range of market capitalization often have more solid industry positions and experienced management than smaller companies. At the same time, they frequently are in the earlier stages of their business cycle and have the potential to produce higher sales and earnings growth rates than larger, more established companies.

Investment Process The Fund employs a disciplined, quantitative approach to investing. Each and every stock in the universe of eligible investments is examined through a variety of prisms created by a computer model. Rankings are assigned to the stocks based on their attractiveness. Generally, companies with records of strong earnings growth, whose earnings estimates are being revised upwards by securities analysts, and which are valued cheaply on a relative basis, are good candidates for inclusion in the Fund's portfolio. Risk controls are also employed to prevent the fund from concentrating its investments in any particular industry sector.

Buy and Sell Discipline The purchase and sale of securities in the Fund's portfolio primarily is driven by computer rankings. Among comparably ranked companies, a further examination may be conducted to determine if there are additional quantitative factors that may bear upon future performance. A strict, passionless sell discipline is employed if a company's rankings deteriorate.

Management The fund is managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC Investment Management located in Washington, D.C. Bob has spent most of his career designing and implementing quantitative strategies. He earned his BA in economics and an MBA from the University of New Mexico.

----------------
TOP TEN HOLDINGS
----------------

Company                                 % Total Net Assets
-------                                 ------------------
Eaton Vance Corporation                             3.4
BJ's Wholesale Club                                 3.0
Baker Hughes, Inc.                                  2.7
Zions Bancorporation                                2.7
Brinker International, Inc.                         2.6
Hibernia Corporation                                2.5
Noble Drilling Corporation                          2.5
Weatherford International, Inc.                     2.4
Allergan, Inc.                                      2.3
Suiza Foods Corporation                             2.3

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SECTOR ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Basic Materials 3%
Health Care 14%
Consumer Cyclicals 17%
Utilities 2%
Consumer Staples 2%
Technology 11%
Energy 11%
Cash and Other Assets (Net) 19%
Financials 20%
Capital Goods 1%


QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q United States markets extended their already steep losses over the year ended March 31, 2001, prompted by a string of negative earnings announcements coupled with deteriorating economic news. The indiscriminate selling previously confined to the technology sector spread across the board during this past period. There were two temporary rallies: the first when technology shares staged a limited recovery, the second when the prospect of fiscal and monetary stimulus in Japan provided a short-lived boost to that market.

Q As a result of the change in the technology sector, the Fund's manager reduced exposure to technology stocks. The Fund's manager invested in more defensive stocks, stocks that the manager felt would not be as greatly affected during the negative market conditions. Ecolab, an industrial cleaning and water treatment company, is an example of a defensive stock, along with Cardinal Health, a medical health distribution company.

Q Fund management also took the opportunity to position the Fund in anticipation of the next growth phase by initiating positions in the data storage area, QLogic and EMC. In order to have some continued exposure in telecommunications, Fund management kept some larger companies such as Worldcom and SBC Communications intact.

Q To the extent that high quality companies have been among the last to capitulate in the bear market, management believes they may experience the earliest and most aggressive recoveries. In view of the performance of our strategy, management is encouraged that the Fund is positioned well for the future.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the S&P 500 Index.


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                                             1Q01           One Year         Five Year         Ten Years      Since Inception
PERFORMANCE UPDATE                         (at NAV)         (at POP)         (at POP)          (at POP)          (at POP)
------------------------------------------------------------------------------------------------------------------------------------


   Quant Growth and Income Fund             -17.11%         -35.85%           14.57%            13.18%         14.43% (5/6/85)
   S&P 500 Index                            -11.86%         -21.68%           14.18%            14.42%         15.08% (5/6/85)


--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT GROWTH AND INCOME (QGI) ORDINARY SHARES VS. S&P 500
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                             11,132        11,381
                             11,836        12,247
                             13,241        13,479
                             13,154        13,657
                             17,028        18,789
                             20,233        23,103
                             27,652        30,810
                             35,819        39,615
                             50,548        47,957
                             42,034        43,589
                             34,494        38,420

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FUND INFORMATION
----------------

Ticker Symbol                USBOX (Ordinary)
                             QGIAX (Institutional)
Number of Companies          62
Price to Book                3.6
Price to Earnings            19.8
Assets Under Management      $62 million

The S&P 500 Index is an unmanaged index of stocks chosen by Standard & Poors for their size and industry characteristics. It is widely recognized as representative of the general market for stocks in the United States. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 0.50% and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year, five year, ten year and since inception (3/25/91) returns for Institutional Shares are -34.89%, 15.39%, 13.86% and 13.99% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Venkat Chalasani

The Quant Growth and Income Fund, created in 1985, seeks long-term growth of capital and income by investing primarily in the common stocks of larger companies with equity capital that are currently paying dividends. The Fund is designed to be a core large cap common stock portfolio that can be utilized either alone or in conjunction with more narrowly differentiated strategies. The Fund employs a conservative equity investment strategy that makes it well suited for longer-term investors seeking a domestic stock fund.

Investment Process The Fund's investment process begins with a top-down ranking of industries based on forecasts of their relative attractiveness. Strict limits are placed on the concentration of securities that may be purchased within any economic and industry sector to avoid undue risk. In addition, risk controls restrict the percentage of the Fund's assets that can be invested in the stock of a particular company.

Buy and Sell Discipline Individual investments are selected from among a universe of over 1,000 companies. Stocks within the portfolio are chosen based on rankings produced by a multifactor quantitative model. Revisions to a company's earnings estimates, which are published by financial analysts, are closely followed and trends are quantified daily to arrive at a forecast of the actual earnings of the company for the quarter. Each company's stock is then evaluated on the basis of historic earnings, dividends and asset values, which are compared to the current price of stock. Based on these and other factors, a company's stock is assigned a "matrix" ranking which determines whether it will be purchased for the Fund or retained in its portfolio.

Management The Fund is managed by a team of analysts at State Street Global Advisors located in Boston, Massachusetts. The lead portfolio manager is Venkat Chalasani.

----------------
TOP TEN HOLDINGS
----------------

Company                                 % Total Net Assets
-------                                 ------------------
General Electric Co.                                4.4
Microsoft Corp.                                     3.2
Citigroup Inc.                                      3.1
Pepsico Inc.                                        2.8
Wal-Mart Stores                                     2.7
American International Group                        2.6
Amgen Inc.                                          2.5
Goldman Sachs Group, Inc.                           2.4
Home Depot Inc.                                     2.4
Morgan Stanley Dean Witter                          2.3

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SECTOR  ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Consumer Staples 9%
Consumer Discretionary 11%
Energy 8%
Cash and Other Assets (Net) 1%
Utilities 2%
Financials 17%
Telecommunications Services 8%
Information Technology 20%
Health Care 16%
Industrials 8%


QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q International markets extended their already steep losses over the year ended March 31, 2001, prompted by a string of negative earnings announcements coupled with deteriorating economic news. The indiscriminate selling previously confined to technology sector spread during this past period. Only two temporary rallies afforded some relief from this dismal environment: the first when technology shares staged a limited recovery in mid-January, and the second in March when the prospect of fiscal and monetary stimulus in Japan provided a short-lived boost to that market.

Q Fund management took advantage of the first of these temporary rallies to sell positions in KON-KPN and TeleDanmark. Money proceeds were reinvested in two European integrated banks, which Fund management believes are strong relative to their global counterparts in terms of benefiting from cross-border consolidation, interest rate cuts, relative economic strength and demographic trends impacting retirement savings.

Q In technology, management took advantage of the savage sell-off in the sector to establish new positions in leading contract manufacturers based in Asia. Additionally, management believes that last year's depreciation of the yen and improving overall earnings outlook for the region and the unique economies of scale enjoyed by these volume producers, should combine to reinforce the trend in technology towards outsourcing highly-specialized manufacturing functions.

Q To the extent that high quality companies have been among the last to capitulate in the bear market, management believes they may experience the earliest and most aggressive recoveries. In view of the strong performance of the Fund's strategy in the rare days when the markets were up, management is encouraged that the Fund is positioned well for the future.

All country/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the MSCI EAFE Index.


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                                             1Q01           One Year         Five Year        Ten Years       Since Inception
PERFORMANCE UPDATE                          (at NAV)       (at POP)          (at POP)          (at POP)          (at POP)
------------------------------------------------------------------------------------------------------------------------------------


   Quant International Equity Fund          -16.99%         -31.65%           -2.93%            1.48%          1.15% (7/31/87)
   MSCI EAFE Index                          -13.67%         -25.68%            3.70%            6.20%          5.15% (7/31/87)

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT INTERNATIONAL EQUITY (QIE) ORDINARY
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                             10,439        10,276
                              9,179         8,791
                             12,180        11,648
                             13,130        12,702
                             14,527        13,133
                             15,420        13,830
                             15,925        13,627
                             19,112        15,166
                             24,283        17,393
                             20,791        13,999
                             17,949        11,504

----------------
FUND INFORMATION
----------------

Ticker Symbol               USBFX (Ordinary)
                            QIEAX (Institutional)
Number of Companies         52
Price to Book               2.5
Price to Earnings           20.4
Assets Under Management     $13 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 0.50% and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year, five year, and since inception (8/25/94) returns for Institutional Shares are -30.54%, -2.26% and -1.73% respectively. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Edward Allinson

The Quant International Equity Fund*, provides investors with the opportunity to participate in the growth potential of companies based in developed foreign countries. By investing in ten or more developed foreign countries, the Fund attempts to take advantage of broad international economic trends.

Investment Process The Fund generally owns stocks of non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. The diversification within the Fund, coupled with risk controls that limit the amount of assets that can be invested in certain countries, reduce the effect that the performance of any single foreign country may have on the Fund's return.

Buy and Sell Discipline The investment process for the Fund relies on sophisticated quantitative computer models. The Fund utilizes specific models for each individual country. In some countries, however, the Fund's models may emphasize growth or value characteristics, depending on which factors have been the predominate predictors of share appreciation in a particular market over time. Individual portfolio positions are examined regularly and country allocations may be adjusted to reflect current forecasts for the market or imbalances resulting from performance.

Management The Fund is managed by a team of analysts at State Street Global Advisors located in Boston, Massachusetts. The lead portfolio manager is Edward Allinson.

----------------
TOP TEN HOLDINGS
----------------

Company                               % Total Net Assets
-------                               ------------------
Vodafone Group Plc                                4.5%
Sony Corporation                                  3.3%
Axa                                               3.1%
Barclays Plc                                      2.9%
HSBC Holdings                                     2.8%
BNP Paribas                                       2.8%
ING Groep Nv                                      2.6%
Elan Corporation                                  2.5%
Hutchison Whampoa                                 2.3%
Uni-Charm Corporation                             2.3%

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

------------------
COUNTRY ALLOCATION
------------------

                                    [GRAPH]

Canada                          2%
United States                   3%
France                         13%
United Kingdom                 22%
Germany                         5%
Hong Kong                       2%
Finland                         1%
Switzerland                     3%
Japan                          23%
Sweden                          2%
Spain                           5%
Singapore                       4%
Cash and Other Assets (Net)     1%
Ireland                         2%
Netherlands                    12%


QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q During the first quarter of 2001, emerging markets showed some early strength, and then partially succumbed to the slowdown in developed markets. Additionally, the Fund outperformed it's benchmark, the MSCI Emerging Market Free Index during the quarter.

Q Markets in the Far East, which fell the most over the course of the last year, were up over 3% and performed the best during the past quarter. Taiwan, Thailand and Korea were some of the top producers and exports from this region to developed markets are still very strong. Additionally, in Taiwan, industrial production has increased over the past 12 months. Latin America has dropped with Eastern Europe and the Mid-East has fallen substantially over the period. Israel is down 31% this year largely due to its technology securities that are listed in the United States.

Q While oil prices have remained high and the energy sector has thrived, all other sectors of the equity markets have fallen. The technology sector has significant divergence between the software services industry group and the hardware producers. Some of the more important industries that participated in the technology bull market of the last few years have recently fallen strongly.

Q The central banks of many developed countries have reduced interest rates and there is still some uncertainty about the shape of the slowdown and overall recovery of the global economy. However, inflation is still generally not viewed as a potential problem. Additionally, monetary and fiscal policies in many emerging market countries allow for room to accommodate incentives for growth which fund management believes has the potential to improve inventory in these countries. Although equity analysts' earnings growth estimates have fallen substantially for United States companies for 2001, estimates have eased only slightly in emerging markets as analysts still believe there is good growth potential in these markets.

All specific sector/security returns referenced above refer to the quarterly weighted returns in the specific market securities comprising the MSCI EMF Free Index.


------------------------------------------------------------------------------------------------------------------------------------

                                            1Q01               One Year              Five Year           Since Inception
PERFORMANCE UPDATE                         (at NAV)           (at POP)               (at POP)            (at POP)
------------------------------------------------------------------------------------------------------------------------------------


   Quant Emerging Markets Fund              -3.09%             -30.73%                -4.68%             -5.74% (9/30/94)
   Morgan Stanley EMF Free Index            -5.46%             -35.95%                -6.38%             -6.85% (9/30/94)


--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS (QEM) ORDINARY
SHARES VS. MSCI EMF FREE
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                              8,213         8,558
                              8,014         8,095
                              8,715         8,562
                              7,911         7,551
                              6,199         5,798
                              9,826         9,681
                              7,072         6,669
                              6,785         6,305

----------------
FUND INFORMATION
----------------

 Ticker Symbol              QFFOX (Ordinary)
                            QEMAX (Institutional)
 Number of Companies        123
 Assets Under Management    $12 million

The Morgan Stanley Capital International Emerging Markets Free ("EMF Free") Index is an unmanaged index comprised in stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Investment returns assume the reinvestment of dividends paid on stocks comprising the Index.

Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 0.50% and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year and since inception (4/2/96) returns for Institutional Shares are - 29.70% and -4.23%. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Dennis Fogarty

The Quant Emerging Markets Fund* is designed to afford investors the opportunity to participate in the overall growth potential of emerging market countries. Over twenty countries located in Europe, Latin America, Africa, the Middle East and Asia are classified as emerging markets. Many of these countries experienced substantial growth in per capita income and domestic production in the 1980s. Moreover, continuing improvements in infrastructure are likely to make these countries increasingly productive in years to come.

Investment Process To minimize investors' exposure to the annual performance volatility experienced by individual emerging markets, the Fund invests at all times in eight or more countries. At least two, and generally three, broad geographic regions, such as Latin America, Asia and Europe, will be represented in the Fund's portfolio. Within a geographic region, investments are allocated equally by the manager to selected emerging markets.

Buy and Sell Discipline Systematic rebalancing of portfolio positions among countries assures that diversification will be maintained at desired levels. The Fund has historically employed quantitative investment models to select representative stocks within each country whose collective performance are most likely to mirror the overall performance of that country's stock market.

The Fund supplemented this approach with an investment model designed to identify the most attractive stocks in each country on the basis of value and improving fundamentals.

Management The Fund is managed by Independence Investment Associates, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. The portfolio manager is Dennis Fogarty.

----------------
TOP TEN HOLDINGS
----------------

Company                                  % Total Net Assets
-------                                  ------------------
MSCI Taiwan Index Series                            5.5
Guangdong Electric                                  4.2
Samsung Electronics                                 3.0
Telefonos de Mexico                                 2.7
De Beers Consd/De Beers Center                      2.0
Wal-Mart De Mexico                                  1.7
China Mobile (HK)                                   1.7
BRE Bank                                            1.7
Bezeq-Israeli                                       1.7
National Bank of Greece                             1.5

* Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Argentina                      3%
Turkey                         2%
Taiwan                         8%
Brazil                         9%
Poland                         3%
Chile                          5%
Thailand                       3%
China                         11%
South Africa                  11%
Phillipines                    2%
Greece                         5%
Mexico                        10%
Hungary                        2%
India                          5%
Israel                         5%
Peru                           2%
Republic of Korea              7%
Malaysia                       7%


QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

---------------------
INVESTMENT COMMENTARY
---------------------

Q The Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (EAFE) Index, for the year ended March 31, 2001. Fund management preserved value in a fairly difficult market environment.

Q There are several reasons for the Fund's first quarter and one-year outperformance for the period ended March 31, 2001. First, individual stock performance contributed to overall portfolio return. There was no single sector or stock that accounted for the majority of gains. The weakest performance was in Europe where holdings declined almost 10%. The declines were primarily concentrated around companies sensitive to general concerns about technology. In terms of specific countries, investments in Japan, Hong Kong and South Africa also declined.

Q The Fund's portfolio strategy is to continue to invest in those companies that have strong sustainable cash flow that will enable companies to weather current economic weakness. Notwithstanding the fact that the recent stock market bubble provided cheap sources of equity capital for companies, many of them were swept up in the euphoria of the moment and spent shareholder capital on assets or activities of questionable long-term value. Other companies waited, conserved precious cash and are now taking advantage of exceptional opportunities to create value.

Q Fund management believes that local (U.S.) sentiment has swung predominantly from being overly optimistic to overly pessimistic. This concept is supported by the fact that when consumers see their investments decline, they tighten their spending which has a direct impact on businesses. However, the future remains very bright for well-managed companies. Fund management believes that the portfolio strategy is well positioned to take advantage of the low valuations of attractive companies.

All sector/security returns for the specific period referenced above refer to the specific period's weighted returns in the individual securities comprising the MSCI EAFE Index.


-----------------------------------------------------------------------------------------------------------
                                            1Q01                One Year            Since Inception
PERFORMANCE UPDATE                        (at NAV)              (at POP)                (at POP)
-----------------------------------------------------------------------------------------------------------

       Quant Foreign Value Fund            -1.36%                -5.26%             -3.93% (5/15/98)
       MSCI EAFE Index                    -13.67%               -25.68%             -0.32% (5/15/98)

--------------------------------------------------------------------------------
VALUE OF $10,000 INVESTED IN QUANTITATIVE FOREIGN VALUE (QFV) ORDINARY SHARES VS. EAFE
--------------------------------------------------------------------------------

                                    [GRAPH]

                             10,000        10,000
                             10,192         9,610
                              8,743         7,880
                             10,549         8,665
                             10,696         8,384
                             10,975         9,417
                             11,457         9,076
                             13,403         9,851
                             13,388         9,404
                             12,819         9,716
                             11,785         8,999
                             11,476         9,123
                              9,907         8,909

----------------
FUND INFORMATION
----------------

 Ticker Symbol               QFVOX (Ordinary)
                             N/A (Institutional)
 Number of Companies         33
 Price to Book               1.4
 Price to Earnings           10.5
 Assets Under Management     $15 million

The Morgan Stanley Capital International Europe, Australasia, and Far East ("EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for developed foreign markets.


Past performance is no guarantee of future results. This information may be used only when preceded or accompanied by a prospectus. Returns at Public Offering Price (POP) reflect the average annual returns of Ordinary Shares of the fund, which carry a 12b-1 fee of 0.25% and include the effects of a 1% redemption fee. The value of $10,000 chart reflects the effects of the redemption fee. Institutional shares of the fund are available to clients of some financial advisors without a 12b-1 or redemption fee. The one year and since inception (12/18/98) returns for Institutional Shares are -4.18% and 2.97%. Returns at the first quarter are calculated at Net Asset Value ("NAV") and do not take into account the redemption fee of 1%. Accordingly, returns at NAV would be lower if such fees were deducted. Share prices will vary, and shares may be worth more or less than their original cost at the time of sale. The investment return and principal value of an investment will fluctuate. The Fund's portfolio is subject to change. Distributed by U.S. Boston Capital Corporation, Member NASD, SIPC.


QUANT FOREIGN VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT PROFILE All Data as of March 31, 2001

[PHOTO]

Bernard R. Horn, Jr.

The Quant Foreign Value Fund* provides investors with the opportunity to participate in the growth potential of companies predominantly located in developed foreign countries. Importantly, the returns of the developed foreign markets historically have not been highly correlated to those of the United States' stock markets, as represented by broad-based stock indices.

Investment Process The Fund will generally own stocks of 25-40 non-U.S. companies located in the twenty-one countries comprising the Morgan Stanley Europe, Australasia and Far East (EAFE) Index. In addition, the Fund may also invest a portion of its assets in emerging markets. The diversification within the Fund, coupled with the fact that the operation of the Fund's investment model will generally lead the fund to be invested in 10 or more countries, reduces the likelihood that negative performance of a single country will significantly impact the Fund's return.

Buy and Sell Discipline The investment process for the Fund combines both quantitative and fundamental techniques. The Fund's approach is primarily "bottom up", searching for individual stocks with strong, undervalued cash flows, regardless of location or industry. The Fund uses proprietary computer models to rank countries and industries on the basis of value and to narrow a universe of 12,000 companies down to 300 to 500 deserving of further consideration. Recognizing the difficulty of getting complete information about companies in some foreign markets, the Fund supplements the screening process by performing in-depth financial and fundamental analysis.

Management The Fund is managed by Bernard R. Horn, Jr., President of Polaris Capital Management, Inc., a Boston, Massachusetts money manager that specializes in the management of international equity portfolios. Mr. Horn brings nearly 20 years of international investment experience to the Fund.

----------------
TOP TEN HOLDINGS
----------------

Company                                 % Total Net Assets
-------                                 ------------------
Billiton                                            4.0
Methanex Corporation                                4.0
Crest Nicholson Plc                                 3.8
ST Microelectronics                                 3.5
Kone OYJ                                            3.5
Lasmo ORD                                           3.3
ASM Pacific Technology                              3.2
East Japan Railway Corporation                      3.2
Barratt Development Plc                             3.2
Countryside Properties Plc                          3.2

*Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION
--------------------------------------------------------------------------------

                                    [GRAPH]

Canada                                 7%
Cash and Other Assets (Net)            7%
Finland                                7%
France                                 6%
United Kingdom                        24%
Germany                                3%
Hong Kong                              4%
Ireland                                3%
Italy                                  3%
Japan                                  4%
Thailand                               3%
Netherlands                            5%
Spain                                  8%
South Africa                           9%
South Korea                            7%


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT SMALL CAP FUND
--------------------------------------------------------------------------------
COMMON STOCK--93.1%


                                            Shares      Value

BANKS--4.0%
 Mercantile Bankshares Corporation            35,715 $ 1,321,455
 Wilmington Trust Corporation                 23,805   1,406,399
                                                     -----------
                                                       2,727,854
                                                     -----------
BUSINESS SERVICES--4.9%
 Bisys Group Inc. (a)                         22,160   1,184,175
 Henry (Jack) & Associates Inc.               91,460   2,166,459
                                                     -----------
                                                       3,350,634
                                                     -----------
CONSTRUCTION & MINING EQUIPMENT--0.8%
 Grant Prideco Inc. (a)                       29,930     514,796
                                                     -----------
DOMESTIC OIL--3.1%
 Devon Energy Corporation                     36,395   2,118,189
                                                     -----------
DRUGS & HEALTHCARE--13.2%
 Apogent Technologies Inc.                    16,675     337,502
 Apria Healthcare Group Inc. (a)              29,880     722,498
 Cell Therapeutics Inc. (a)                    6,200     111,213
 Davita Inc. (a)                              51,090     867,508
 Ilex Oncology Inc. (a)                       47,940     731,085
 Medicis Pharmaceutical Corporation (a)       23,645   1,059,769
 Mid Atlantic Medical Services Inc. (a)      115,250   2,339,575
 Orthodontic Centers of America Inc. (a)      78,520   1,609,660
 St. Jude Medical Inc. (a)                    18,370     989,225
 Sybron Dental Specialties (a)                 5,558     116,718
 Xoma Ltd. (a)                                25,370     182,743
                                                     -----------
                                                       9,067,496
                                                     -----------
ELECTRICAL EQUIPMENT--3.1%
 Amphenol Corporation (a)                     24,085     758,677
 Cable Design Technologies Corporation (a)   102,292   1,370,713
                                                     -----------
                                                       2,129,390
                                                     -----------
ELECTRONICS--4.1%
 Atmel Corporation (a)                        60,080     589,535
 Exar Corporation (a)                         25,344     497,376
 Littelfuse Inc. (a)                          12,920     324,615
 Sensormatic Electronics Corporation (a)      74,740   1,420,060
                                                     -----------
                                                       2,831,586
                                                     -----------
FINANCIAL SERVICES--4.7%
 FactSet Research Systems Inc.                11,575     349,565
 IndyMac Bancorp (a)                          77,520   2,227,925
 Metris Companies Inc.                        31,685     658,414
                                                     -----------
                                                       3,235,904
                                                     -----------
FOOD & BEVERAGE--1.6%
 Interstate Bakeries Corporation              69,640   1,064,099
                                                     -----------
GAS EXPLORATION--3.6%
 Chesapeake Energy Corporation (a)           117,316   1,038,247
 Global Marine Inc. (a)                       56,250   1,440,000
                                                     -----------
                                                       2,478,247
                                                     -----------
HOTELS & RESTAURANTS--3.5%
 CEC Entertainment Inc. (a)                   38,605   1,712,132
 Darden Restaurants Inc.                      28,275     671,531
                                                     -----------
                                                       2,383,663
                                                     -----------
HOUSEHOLD PRODUCTS--1.3%
 Tupperware Corporation                       37,895     904,175
                                                     -----------



                                     Shares      Value

INSURANCE--4.8%
 Everest Reinsurance Group Ltd.        27,905 $ 1,856,240
 Mutual Risk Management Ltd.           59,040     428,040
 RenaissanceRe Holdings                13,865     970,689
                                              -----------
                                                3,254,969
                                              -----------
INTERNATIONAL OIL--0.8%
 Trico Marine Services Inc. (a)        39,935     599,025
                                              -----------
INVESTMENT COMPANIES--1.2%
 American Capital Strategies Ltd.      32,430     824,938
                                              -----------
MISCELLANEOUS--1.8%
 United Rentals Inc. (a)               75,710   1,236,344
                                              -----------
POLLUTION CONTROL--1.6%
 Waste Connections Inc. (a)            39,115   1,127,001
                                              -----------
PUBLISHING--2.9%
 Scholastic Corporation (a)            55,420   1,998,584
                                              -----------
REAL ESTATE--6.4%
 Arden Realty Inc.                     44,390   1,047,604
 CarrAmerica Realty Corporation        42,040   1,199,401
 Highwoods Properties Inc.             43,370   1,069,071
 SL Green Realty Corporation           37,840   1,038,708
                                              -----------
                                                4,354,784
                                              -----------
RETAIL TRADE--10.4%
 Abercrombie & Fitch Company (a)       38,155   1,247,668
 American Eagle Outfitters Inc. (a)    31,185     896,569
 BJ's Wholesale Club Inc. (a)          35,125   1,680,731
 Casual Male Corporation              132,270     396,810
 Chico's FAS Inc. (a)                  70,535   2,314,430
 Genesco Inc. (a)                      21,345     584,853
                                              -----------
                                                7,121,061
                                              -----------
SOFTWARE--10.3%
 NVIDIA Corporation (a)                49,330   3,202,596
 Peregrine Systems Inc. (a)            62,215   1,213,193
 Rational Software Corporation (a)     29,215     518,566
 Steris Corporation (a)                88,970   1,254,477
 Take Two Interactive Software (a)     63,595     907,222
                                              -----------
                                                7,096,054
                                              -----------
TECHNOLOGY--1.6%
 PerkinElmer Inc.                      20,637   1,082,411
                                              -----------
TELECOMMUNICATION SERVICES--3.4%
 DMC Stratex Networks Inc. (a)         80,095     664,789
 Microcell Telecommunications (a)      34,495     383,757
 Powerwave Technologies Inc. (a)       29,055     395,874
 Western Wireless Corporation (a)      22,085     897,203
                                              -----------
                                                2,341,623
                                              -----------
TOTAL COMMON STOCK
 (Cost $52,644,454)                            63,842,827
                                              -----------

--------------------------------------------------------------------------------

                                                                              13


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT SMALL CAP FUND--Continued
--------------------------------------------------------------------------------


SHORT TERM INVESTMENTS--7.0%

                                                    Par Value     Value

 State Street Bank & Trust Repurchase Agreement
  3.00%, 4/2/01, (Dated 3/30/01), Collateralized by
  $4,675,000 U.S. Treasury Bond 6.250%, 2/15/03,
  Market Value $4,879,531, Repurchase Proceeds
  $4,784,196 (Cost $4,783,000)                      $4,783,000 $ 4,783,000
                                                               -----------
TOTAL INVESTMENTS--100.1%
 (Cost $57,427,454) (b)                                         68,625,827

OTHER ASSETS & LIABILITIES (NET)--(0.1%)                           (48,823)
                                                               -----------
NET ASSETS--100%                                               $68,577,004
                                                               ===========

(a) Non-income producing security.
(b) At March 31, 2001, the unrealized appreciation of investments based on ag-gregate cost for federal tax purposes of $57,555,417 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $16,601,673
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (5,531,263)
                                                                -----------
   Net unrealized appreciation                                  $11,070,410
                                                                ===========

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              14


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT MID CAP FUND
--------------------------------------------------------------------------------


COMMON STOCK--81.4%

                                         Shares      Value
AUTOMOBILES--1.7%
 Harley-Davidson Inc.                       7,760 $   294,492
                                                  -----------
BANKS--2.7%
 Zions Bancorporation                       8,665     451,360
                                                  -----------
BUSINESS SERVICES--3.4%
 Robert Half International Inc. (a)        14,815     331,115
 WPP Group PLC (c)                          4,509     242,077
                                                  -----------
                                                      573,192
                                                  -----------
CHEMICALS--1.7%
 Martin Marietta Materials Inc.             6,775     289,292
                                                  -----------
COMPUTERS & BUSINESS EQUIPMENT--3.4%
 Advanced Micro Devices Inc. (a)           14,170     376,072
 Wind River Systems Inc. (a)                8,505     197,741
                                                  -----------
                                                      573,813
                                                  -----------
DOMESTIC OIL--2.7%
 Baker Hughes Inc.                         12,770     463,679
                                                  -----------
DRUGS & HEALTHCARE--11.7%
 Allergan, Inc.                             5,195     385,209
 Forest Labs Inc. (a)                       5,795     343,296
 Health Management Association (a)         10,690     166,229
 Health Net Inc. (a)                       16,855     347,382
 King Pharmaceuticals Inc. (a)              8,725     355,544
 Shire Pharmaceuticals Group PLC (a)        8,430     368,812
                                                  -----------
                                                    1,966,472
                                                  -----------
ELECTRONICS--7.6%
 Applied Micro Circuits Corporation (a)     7,670     126,555
 Flextronics International (a)             10,654     159,810
 Montana Power Company (a)                 20,105     283,481
 RadioShack Corporation                     5,680     208,399
 SPX Corporation (a)                        2,650     240,514
 TranSwitch Corporation (a)                11,154     146,396
 Vitesse Semiconductor Corporation (a)      4,710     112,157
                                                  -----------
                                                    1,277,312
                                                  -----------
FINANCIAL SERVICES--4.7%
 Downey Financial Corporation               3,720     168,516
 Hibernia Corporation                      30,540     426,644
 Metris Companies Inc.                      9,800     203,644
                                                  -----------
                                                      798,804
                                                  -----------
FOOD & BEVERAGE--2.3%
 Suiza Foods Corporation (a)                7,985     383,999
                                                  -----------
FOREST PRODUCTS--0.8%
 Georgia-Pacific Corporation                4,580     134,652
                                                  -----------
GAS EXPLORATION--2.5%
 Noble Drilling Corporation (a)             9,155     422,595
                                                  -----------
HOTELS & RESTAURANTS--4.5%
 Brinker International Inc. (a)            15,840     442,094
 Darden Restaurants Inc.                   13,295     315,756
                                                  -----------
                                                      757,850
                                                  -----------




                                    Shares      Value
INSURANCE--8.0%
 ACE Ltd.                             10,405 $   382,488
 Aetna Inc. (a)                        9,955     357,583
 Allmerica Financial Corporation       6,130     318,086
 Lincoln National Corporation          6,795     288,584
                                             -----------
                                               1,346,741
                                             -----------
INTERNATIONAL OIL--1.4%
 Noble Affiliates Inc.                 5,650     235,775
                                             -----------
INVESTMENT COMPANIES--7.0%
 Bear Stearns Companies Inc.           6,305     288,391
 Eaton Vance Corporation              18,640     578,772
 Waddell & Reed Financial Inc.        11,380     322,623
                                             -----------
                                               1,189,786
                                             -----------
MISCELLANEOUS--1.5%
 International Game Technology (a)     5,190     261,316
                                             -----------
PETROLEUM SERVICES--4.7%
 ENSCO International Inc.             10,965     383,775
 Weatherford International Inc.        8,165     402,943
                                             -----------
                                                 786,718
                                             -----------
RETAIL TRADE--4.8%
 BJ's Wholesale Club Inc. (a)         10,535     504,100
 Family Dollar Stores Inc.            11,755     302,103
                                             -----------
                                                 806,203
                                             -----------
SOFTWARE--2.8%
 Network Appliance Inc. (a)            7,125     119,789
 Rational Software Corporation (a)    11,140     197,735
 VERITAS Software Corporation (a)      3,407     157,540
                                             -----------
                                                 475,064
                                             -----------
TELECOMMUNICATION SERVICES--1.5%
 Sonus Networks Inc. (a)              12,285     245,124
                                             -----------
TOTAL COMMON STOCK
 (Cost $13,815,827)                           13,734,239
                                             -----------

--------------------------------------------------------------------------------

                                                                              15


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT MID CAP FUND--Continued
-------------------------------------------------------------------------------


SHORT TERM INVESTMENTS--18.8%

                                                    Par Value     Value
 State Street Bank & Trust Repurchase Agreement
  3.00%, 4/2/01, (Dated 3/30/01), Collateralized by
  $2,770,000 U.S. Treasury Bond 10.750%, 5/15/03,
  Market Value $3,230,330, Repurchase Proceeds
  $3,166,792 (Cost $3,166,000)                      $3,166,000 $ 3,166,000
                                                               -----------
TOTAL INVESTMENTS--100.2%
 (Cost $16,981,827) (b)                                         16,900,239

OTHER ASSETS & LIABILITIES (NET)--(0.2%)                           (26,137)
                                                               -----------
NET ASSETS--100%                                               $16,874,102
                                                               ===========


(a) Non-income producing security.
(b) At March 31, 2001, the unrealized depreciation of investments based on ag-gregate cost for federal tax purposes of $16,985,352 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 1,574,017
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,659,130)
                                                                -----------
   Net unrealized depreciation                                  $   (85,113)
                                                                ===========


(c) ADR--American Depository Receipts
  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

                                                                             16


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT GROWTH AND INCOME FUND
--------------------------------------------------------------------------------


COMMON STOCK--98.8%

                                        Shares    Value
AUTOMOBILES--1.3%
 Toyota Motor Company (c)               11,300 $   799,475
                                               -----------
BROADCASTING--2.9%
 Comcast Corporation (a)                29,700   1,245,544
 Univision Communications Inc. (a)      14,200     541,872
                                               -----------
                                                 1,787,416
                                               -----------
BUSINESS SERVICES--3.2%
 Automatic Data Processing Inc.         16,000     870,080
 International Business Machines        11,800   1,134,924
                                               -----------
                                                 2,005,004
                                               -----------
COMPUTERS & BUSINESS EQUIPMENT--5.3%
 Cisco Systems Inc. (a)                 45,300     716,306
 Dell Computer Corporation (a)          38,600     991,538
 QLogic Corporation (a)                  9,200     207,000
 Sun Microsystems Inc. (a)              48,200     740,834
 VeriSign Inc. (a)                      17,600     623,700
                                               -----------
                                                 3,279,378
                                               -----------
DOMESTIC OIL--2.0%
 Burlington Resources Inc.              27,400   1,226,150
                                               -----------
DRUGS & HEALTHCARE--15.8%
 Alpharma Inc.                          21,800     713,732
 Amgen Inc. (a)                         25,600   1,540,800
 Biogen Inc. (a)                        16,600   1,050,988
 Biovail Corporation (a)                25,900     935,767
 Cardinal Health Inc.                    7,600     735,300
 Elan Corporation PLC (a) (c)           14,000     731,500
 Genentech Inc. (a)                     20,200   1,020,100
 Medtronic, Inc.                        28,200   1,289,868
 Pfizer, Inc.                           29,400   1,203,930
 Schering-Plough Corporation            16,650     608,224
                                               -----------
                                                 9,830,209
                                               -----------
ELECTRICAL EQUIPMENT--6.1%
 General Electric Company               63,800   2,670,668
 Mirant Corporation (a)                 31,926   1,133,373
                                               -----------
                                                 3,804,041
                                               -----------
ELECTRONICS--8.2%
 Applied Materials Inc. (a)             25,700   1,117,950
 Flextronics International (a)          24,200     363,000
 Intel Corporation                      48,700   1,281,419
 NTT Docomo Inc. (c)                     7,600     674,110
 Sony Corporation (a)                   14,000   1,011,500
 SPX Corporation (a)                     6,800     617,168
                                               -----------
                                                 5,065,147
                                               -----------
FINANCIAL SERVICES--11.0%
 Citigroup Inc.                         41,666   1,874,137
 Federal Home Loan Mortgage Corporation 18,600   1,205,838
 FleetBoston Financial Corporation      22,600     853,150
 Goldman Sachs Group Inc.               17,605   1,498,185
 Morgan Stanley Dean Witter & Company   26,500   1,417,750
                                               -----------
                                                 6,849,060
                                               -----------
FOOD & BEVERAGE--4.3%
 Coca-Cola Company                      21,100     952,876
 PepsiCo Inc.                           38,800   1,705,260
                                               -----------
                                                 2,658,136
                                               -----------




                                         Shares    Value
GAS EXPLORATION--1.1%
 Noble Drilling Corporation (a)          14,400 $   664,704
                                                -----------
HOUSEHOLD PRODUCTS--2.1%
 Kimberly-Clark Corporation              10,000     678,300
 Procter & Gamble Company                10,200     638,520
                                                -----------
                                                  1,316,820
                                                -----------
INSURANCE--4.1%
 American International Group Inc.       20,000   1,610,000
 Marsh & McLennan Companies Inc.         10,100     959,803
                                                -----------
                                                  2,569,803
                                                -----------
INTERNATIONAL BANKING--1.9%
 HSBC Holdings PLC (c)                   20,000   1,193,000
                                                -----------
INTERNATIONAL OIL--2.6%
 Anadarko Petroleum Corporation          13,100     822,418
 BP Amoco PLC (c)                        16,468     817,142
                                                -----------
                                                  1,639,560
                                                -----------
LIQUOR--1.4%
 Anheuser-Busch Companies Inc.           18,400     845,112
                                                -----------
MISCELLANEOUS--1.5%
 Ecolab Inc.                             22,200     941,724
                                                -----------
PETROLEUM SERVICES--2.8%
 Royal Dutch Petroleum Company (d)       18,800   1,042,272
 Schlumberger Ltd.                       12,000     691,320
                                                -----------
                                                  1,733,592
                                                -----------
RETAIL TRADE--5.1%
 Home Depot Inc.                         34,400   1,482,640
 Wal-Mart Stores Inc.                    32,700   1,651,350
                                                -----------
                                                  3,133,990
                                                -----------
SOFTWARE--8.3%
 Amdocs Limited (a)                      21,100   1,010,690
 Brocade Communications Systems Inc. (a) 25,300     528,517
 EMC Corporation                         27,700     814,380
 Microsoft Corporation (a)               35,600   1,946,875
 Oracle Corporation (a)                  58,600     877,828
                                                -----------
                                                  5,178,290
                                                -----------
TELECOMMUNICATION SERVICES--7.8%
 ALLTEL Corporation                      15,300     802,638
 Ericsson (LM) Telephone Company (c)     49,100     274,653
 Nokia Corporation (c)                   18,600     446,400
 Nortel Networks Corporation             38,600     542,330
 Sprint Corporation (a)                  39,200     744,800
 Vodafone Group PLC (c)                  34,050     924,457
 Voicestream Wireless Corporation (a)     4,534     418,805
 WorldCom Inc. (a)                       37,700     704,519
                                                -----------
                                                  4,858,602
                                                -----------
TOTAL COMMON STOCK
 (Cost $63,202,200) (b)                          61,379,213
OTHER ASSETS & LIABILITIES (NET)--1.2%              724,533
                                                -----------
NET ASSETS--100%                                $62,103,746
                                                ===========

--------------------------------------------------------------------------------

                                                                              17


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT GROWTH AND INCOME FUND--Continued
--------------------------------------------------------------------------------
(a) Non-income producing security.
(b) At March 31, 2001, the unrealized depreciation of investments based on ag-gregate cost for federal tax purposes of $63,490,348 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 7,282,920
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (9,394,055)
                                                                -----------
   Net unrealized depreciation                                  $(2,111,135)
                                                                ===========

(c) ADR--American Depository Receipts
(d) GDR--Global Depository Receipts
   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              18


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------


COMMON STOCK--97.4%

                                    Shares     Value
CANADA--2.4%
 Alberta Energy Ltd.                  3,300 $   146,262
 Biovail Corporation (a)              4,800     173,424
                                            -----------
                                                319,686
                                            -----------
FINLAND--1.2%
 Nokia AB OY                          6,800     162,769
                                            -----------
FRANCE--13.8%
 Alcatel Alsthom (c)                  8,600     247,336
 Axa                                  3,597     398,383
 BNP Paribas (d)                      4,303     360,744
 Cap Gemini                           1,800     205,850
 Sanofi Synthelabo                    3,600     200,149
 Schlumberger Ltd.                    2,100     120,981
 Suez Lyonn Eaux                        900     132,219
 Total Fina Elf                       1,210     163,391
                                            -----------
                                              1,829,053
                                            -----------
GERMANY--5.0%
 Allianz AG (d)                       1,000     287,662
 Bayer AG (d)                         3,900     165,160
 Munchener Ruckvers                     700     206,475
                                            -----------
                                                659,297
                                            -----------
HONG KONG--2.3%
 Hutchison Whampoa                   29,000     303,941
                                            -----------
IRELAND--2.4%
 Elan PLC (a) (c)                     6,100     318,725
                                            -----------
JAPAN--22.8%
 Bank of Tokyo-Mitsubishi            25,000     223,470
 Canon Inc.                           8,000     289,994
 Fujitsu                             21,000     279,398
 Honda Motor Company                  7,000     285,532
 Matsushita Elc Industries           15,000     270,674
 Nikko Securities                    29,000     203,314
 Nomura Securities                   12,000     215,105
 NTT Docomo (a)                          17     295,252
 Sony Corporation                     6,000     425,430
 Takeda Chemical Industries           5,000     240,998
 Uni Charm Corporation                7,000     301,147
                                            -----------
                                              3,030,314
                                            -----------
NETHERLANDS--12.3%
 Ahold (Kon) NV                       6,000     185,687
 ASM Lithography Hl (a)              12,700     281,539
 Ing Groep NV                         5,100     331,999
 Philips Electronics NV               7,880     215,586
 Royal Dutch Petroleum                4,400     243,814
 Unilever NV                          5,200     274,924
 United Pan-Europe (a)               17,400     107,760
                                            -----------
                                              1,641,309
                                            -----------
NORWAY--1.7%
 Alpharma Inc.                        7,100     232,454
                                            -----------
SINGAPORE--1.7%
 Chartered Semi Conductors (a) (d)   95,000     229,537
                                            -----------




                                   Shares      Value
SPAIN--4.9%
 Banco Santander Central Hisp       23,200  $   211,233
 Endesa SA                           9,400      154,799
 Telefonica SA (a)                  17,543      280,873
 Telefonica SA (a)                     350        5,604
                                            -----------
                                                652,509
                                            -----------
SWEDEN--1.9%
 Ericsson (LM) Telecommunications   47,500      258,588
                                            -----------
SWITZERLAND--3.2%
 UBS AG                              1,900      273,188
 Zurich Financial Services Group       470      154,387
                                            -----------
                                                427,575
                                            -----------
UNITED KINGDOM--21.8%
 Astrazeneca                         4,200      200,263
 Barclays PLC                       12,253      381,672
 BP Amoco PLC                       24,800      204,827
 British Telecommunications PLC     19,248      139,306
 Cable & Wireless                   36,100      243,340
 Diageo                             28,600      286,945
 Flextronics International (a)      13,000      195,000
 HSBC Holdings PLC                  30,600      366,502
 Lloyds TSB Group PLC               29,300      287,523
 Vodafone Group PLC                215,103      589,138
                                            -----------
                                              2,894,516
                                            -----------
TOTAL COMMON STOCK
 (Cost $15,818,320)                          12,960,273
                                            -----------
SHORT TERM INVESTMENTS--4.1%

                                  Principal
                                   Amount      Value

 AIM Liquid Assets Portfolio (e)  $198,368  $   198,368
 AIM Treasury Portfolio (e)        140,086      140,086
 Alliance Prime (e)                110,847      110,847
 Federated Treasury (e)                 92           92
 PNC Temp Fund (e)                  92,080       92,080
                                            -----------
TOTAL SHORT TERM INVESTMENTS
 (Cost $541,473)                                541,473
                                            -----------
TOTAL INVESTMENTS--101.5%
 (Cost $16,359,793) (b)                      13,501,746

OTHER ASSETS & LIABILITIES (NET)--(1.5)%       (198,996)
                                            -----------
NET ASSETS--100%                            $13,302,750
                                            ===========

--------------------------------------------------------------------------------

                                                                              19


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT INTERNATIONAL EQUITY FUND--Continued
--------------------------------------------------------------------------------
(a)  Non-income producing security.
(b) At March 31, 2001, the unrealized depreciation of investments based on ag-gregate cost for federal tax purposes of $16,373,630 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $   626,236
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (3,498,120)
                                                                -----------
   Net unrealized depreciation                                  $(2,871,884)
                                                                ===========

(c) ADR--American Depository Receipts
(d) A portion of security is on loan at 3/31/01. (Note 6)
(e) Represents investments of securities lending collateral. (Note 6)

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)

---------------------------------

Basic Materials              1.3%
Consumer Basics             14.3%
Consumer Durables            4.3%
Consumer Non-Durables       12.2%
Energy                       6.8%
Finance                     30.1%
Technology                  16.8%
Telecommunication Services  12.0%
Utilities                    2.2%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              20


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT EMERGING MARKETS FUND
--------------------------------------------------------------------------------


COMMON STOCK--86.4%

                                             Shares      Value
ARGENTINA--2.5%
 Banco De Galicia BA                           48,552 $   133,720
 Perez Companc SA                              55,708      90,383
 Telecom Argentina                             20,000      62,695
                                                      -----------
                                                          286,798
                                                      -----------
BRAZIL--3.8%
 Centrais Eletrobras                        3,030,000      57,960
 Compania Souza Cruz                           25,000     129,062
 Sider Nacional Compania                    2,383,000      51,505
 Tele Norte Leste                           5,000,000      72,574
 Vale Rio Doce Compania                         5,500     125,490
                                                      -----------
                                                          436,591
                                                      -----------
CHILE--4.3%
 Banco Santander Chile (c)                      9,600     154,560
 Compania De Telecomunicacion De Chile (c)      4,110      54,252
 Empresa Nacional De Electricidad (c)          10,539     121,199
 Enersis SA (c)                                 4,138      69,311
 Laboratorio Chile SA (c)                       5,000     102,000
                                                      -----------
                                                          501,322
                                                      -----------
CHINA--5.5%
 Guangdong Electric                           527,280     490,097
 Huaneng Power International Inc. (c)           6,600     140,316
                                                      -----------
                                                          630,413
                                                      -----------
EGYPT--0.3%
 Egypt Mobile Phone                             2,500      35,674
                                                      -----------
GREECE--4.6%
 Alpha Bank                                     4,215     108,049
 Commercial Bank of Greece                      2,610     115,352
 Intracom                                       3,375      57,064
 National Bank Of Greece                        5,101     174,020
 OTE (Hellenic Telecom)                         7,000      93,477
                                                      -----------
                                                          547,962
                                                      -----------
HONG KONG--4.3%
 China Merchants Holdings International        75,000      52,404
 China Mobile (HK)                             45,000     199,037
 Citic Pacific Ltd.                            30,000      86,730
 Cosco Pacific Ltd.                            90,000      53,653
 Legend Holdings                               70,000      47,564
 Sinopec Yizheng Chemical                     250,000      50,641
                                                      -----------
                                                          490,029
                                                      -----------
HUNGARY--2.0%
 Matav RT                                       8,000      22,799
 OTP Bank                                       2,000      92,554
 Richter Gedeon Vegysze                         1,000      51,950
 Tiszai Vegyi Komvi                             5,000      59,701
                                                      -----------
                                                          227,004
                                                      -----------
INDIA--4.3%
 Bajaj Auto Ltd. (d)                            6,000      34,860
 Infosys Technologies Ltd. (c)                  1,000      65,500
 ITC Ltd. (d)                                   4,800      90,240
 Mahanagar Telephone Nigam (d)                 11,000      63,250
 Ranbaxy Laboratories Ltd. (d)                  4,700      69,090




                                              Shares     Value
INDIA--Continued
 Reliance Industries Ltd. (a) (d)                 800 $    14,100
 State Bank of India (d)                        9,000      82,800
 Videsh Sanchar Nigam Ltd. (c)                  2,250      26,663
 Wipro Ltd. (c)                                 1,700      54,570
                                                      -----------
                                                          501,073
                                                      -----------
ISRAEL--4.8%
 Bank Hapoalim                                 45,000     109,020
 Bank Leumi Le Israel                          35,000      69,300
 Bezeq Israel Telecommunication               150,000     198,120
 Check Point Software                           1,800      85,500
 ECI Telecommunications Ltd.                    7,000      53,375
 Gilat Satellite Networks Ltd.                    500       5,812
 Orbotech Ltd.                                  1,200      37,275
                                                      -----------
                                                          558,402
                                                      -----------
KOREA, REPUBLIC OF--6.5%
 Housing & Commercial Bank                      2,420      38,545
 Korea Electric Power                           4,600      69,812
 Korea Green Cross                              1,372      31,543
 Korea Telecom Corporation                      2,000      84,297
 LG Chemicals Ltd.                              3,000      28,625
 LG Electronics Inc.                            1,500      13,918
 Samsung Electronics                            2,200     343,802
 SK Telecom                                     1,000     137,491
                                                      -----------
                                                          748,033
                                                      -----------
MALAYSIA--6.0%
 British American Tobacco                      10,000      92,763
 JT Int Bhd                                    50,000      46,053
 Malayan Bank Bhd                              25,000      82,895
 Malaysia International Shipping               60,000     102,631
 Malaysian Pacific                              6,000      19,421
 Public Bank Bhd                               70,000      62,263
 Sime Darby Bhd                                90,000     107,053
 Tan Chong Motor Holdings                     150,000      43,816
 Telekom Malaysia                              18,000      55,421
 Tenaga Nasional Bhd                           25,000      77,631
                                                      -----------
                                                          689,947
                                                      -----------
MEXICO--9.2%
 America Movil SA                             196,800     143,165
 Apasco SA                                     15,000      82,235
 Cemex Appreciation (warrants exp. 12/12/02)    2,000         694
 Fomento Econ Mexico                           20,000      70,954
 Grupo Fin Banamex AC                          81,000     140,907
 Grupo Televisa SA                             21,637      35,837
 Nuevo Grupo Mexico                            25,000      75,646
 Telefonos De Mexico                          196,800     311,021
 Wal-Mart De Mexico                            95,000     201,818
                                                      -----------
                                                        1,062,277
                                                      -----------
PERU--1.5%
 Cementos Lima                                  3,394      35,640
 Cerv Peru Backus & Johnston                  218,854      62,113
 Minsur SA                                     71,713      77,340
                                                      -----------
                                                          175,093
                                                      -----------

--------------------------------------------------------------------------------

                                                                              21


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT EMERGING MARKETS FUND--Continued
-------------------------------------------------------------------------------


COMMON STOCK--Continued

                                                       Shares      Value
PHILIPPINES--1.7%
 Manila Electric Company                                 60,000 $    62,393
 Philippine Long Distance                                 1,600      23,099
 San Miguel Corporation                                  31,400      31,701
 SM Prime Holdings                                      600,000      75,114
                                                                -----------
                                                                    192,307
                                                                -----------
POLAND--3.0%
 BRE Bank                                                 7,000     198,557
 Elektrim                                                 6,000      40,054
 Polski Koncern Naf                                      12,000      53,698
 Telekomunikacja Poland                                  10,000      53,552
                                                                -----------
                                                                    345,861
                                                                -----------
SOUTH AFRICA--9.6%
 Anglo American Platinum                                  5,000     166,822
 Anglogold                                                1,000      28,136
 De Beers Centenary                                       6,000     227,824
 Impala Platinum                                          2,000      70,962
 M Cell                                                  17,000      39,153
 Nedcor Ltd.                                              9,135     154,894
 Reunert                                                 30,000      50,794
 Sanlam                                                  80,000      90,632
 Sappi                                                   20,000     156,863
 Sasol                                                   15,000     123,063
                                                                -----------
                                                                  1,109,143
                                                                -----------
TAIWAN--7.2%
 MSCI Taiwan Index Series (a) (e)                         6,800     634,576
 Taiwan Semiconductor Manufacturing Company Ltd. (c)      5,000      97,500
 United Microelectronics Corporation (c)                 10,000      93,600
                                                                -----------
                                                                    825,676
                                                                -----------
THAILAND--3.0%
 Advanced Information Services                           12,000     113,562
 Bangkok Bank                                            70,000      71,920
 Banpu Public Company (warrants exp. 1/14/03)            24,000       1,813
 Charoen Pokphand Foods (warrants exp. 6/30/02)          44,000       2,346
 Delta Electronics                                        5,500      24,070
 Electricity Generating                                  35,000      30,129
 Hana Microelectronic                                    22,000      31,767
 PTT Exploration & Production                            20,000      44,430
 TelecomAsia                                             50,000      21,104
                                                                -----------
                                                                    341,141
                                                                -----------
TURKEY--2.3%
 Aksa                                                 2,625,000      20,096
 Eregli Demir Ve Celik                                1,000,000       9,952
 Sifas                                                3,689,852       2,161
 Tupras                                               1,200,000      30,144
 Turkiye Garanti Bankasi                              6,372,984      18,601
 Turkiye Is Bankasi                                   6,000,000      53,971
 Usas Ucak Servisi                                       65,000      75,263
 Vestel Elektronik                                   20,720,000      50,065
                                                                -----------
                                                                    260,253
                                                                -----------
TOTAL COMMON STOCK
 (Cost $11,352,787)                                               9,964,999
                                                                -----------



PREFERRED STOCK--4.7%
                                                          Shares      Value

BRAZIL--4.2%
 Banco Bradesco SA                                      18,000,000 $    96,907
 Copene Petroquimic                                        300,000      82,968
 Centrais Eletrobras                                     5,380,000      99,169
 Petrol Brasileiros                                          5,000     108,251
 Vale Rio Doce Compania                                      1,648      40,260
 Votorantim Papel E Celulos                              2,000,000      50,684
                                                                   -----------
                                                                       478,239
                                                                   -----------
PERU--0.5%
 Minas Buenaventura                                          7,805      58,037
                                                                   -----------
TOTAL PREFERRED STOCK
 (Cost $656,059)                                                       536,276
                                                                   -----------
SHORT TERM INVESTMENTS--7.5%

                                                        Par Value     Value

 State Street Bank & Trust Repurchase Agreement 3.00%,
  4/2/01, (Dated 3/30/01), Collateralized by $700,000
  U.S. Treasury Bond 7.875%, 2/15/21, Market Value
  $891,173, Repurchase Proceeds $869,217 (Cost
  $869,000)                                             $  869,000 $   869,000
                                                                   -----------
TOTAL INVESTMENTS--98.6%
 (Cost $12,877,846) (b)                                             11,370,275

OTHER ASSETS & LIABILITIES (NET)--1.4%                                 162,888
                                                                   -----------
NET ASSETS--100%                                                   $11,533,163
                                                                   ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(b) At March 31, 2001, the unrealized depreciation of investments based on ag-gregate cost for federal tax purposes of $12,877,846 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 1,543,753
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (3,051,325)
                                                                -----------
   Net unrealized depreciation                                  $(1,507,572)
                                                                ===========


(c) ADR--American Depository Receipts
(d) GDR--Global Depository Receipts
(e) OPAL, Rule 144A stock, issued by Morgan Stanley Capital (Delaware) LLC. An OPAL represents an optimised portfolio of securities designed to track the performance of a specific benchmark index in a single trade. Emerging Mar-kets has the contractual right to exchange the OPAL for the underlying se-curities, which may not be restricted securities, at any time.
-------------------------------------------------------------------------------

                                                                             22


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT EMERGING MARKETS FUND--Continued
--------------------------------------------------------------------------------

SECTOR ALLOCATIONS (as a percentage of Total Common Stock and Preferred Stock)

----------------------------

Basic Industries       13.6%
Capital Goods           4.4%
Consumer Basics         9.3%
Consumer Durables       0.4%
Consumer Non-Durables   0.5%
Energy                  4.3%
Finance                25.6%
General Business       12.3%
Miscellaneous           1.9%
Real Estate             0.7%
Shelter                 1.1%
Technology              6.2%
Transportation          1.5%
Utilities              18.2%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              23


                             [LOGO OF QUANT FUNDS]

PORTFOLIO OF INVESTMENTS March 31, 2001
QUANT FOREIGN VALUE FUND
-------------------------------------------------------------------------------


COMMON STOCK--90.0%

                                    Shares     Value
CANADA--6.7%
 GSI Lumonics Inc. (a)               53,400 $   407,175
 Methanex Corporation (a)            74,000     593,088
                                            -----------
                                              1,000,263
                                            -----------
FINLAND--6.4%
 Kesko                               44,200     446,374
 Kone Corporation OYJ-B               8,140     511,994
                                            -----------
                                                958,368
                                            -----------
FRANCE--6.0%
 Christian Dior                      11,040     390,418
 STMicroelectronics                  14,800     514,273
                                            -----------
                                                904,691
                                            -----------
GERMANY--2.5%
 Continental AG                      25,600     382,395
                                            -----------
HONG KONG--5.4%
 Asm Pacific Technology             284,045     477,047
 Vtech Holdings Ltd.                691,015     327,787
                                            -----------
                                                804,834
                                            -----------
IRELAND--2.7%
 Smurfit (Jefferson) Group          240,000     399,032
                                            -----------
ITALY--2.9%
 Pirelli SPA                        132,000     434,290
                                            -----------
JAPAN--4.2%
 Arisawa Manufacturing Company Ltd.   6,935     154,701
 East Japan Railway                      88     471,829
                                            -----------
                                                626,530
                                            -----------
KOREA, REPUBLIC OF--6.4%
 Samsung Electronics Ltd.             1,000     156,273
 Samsung Electronics Ltd. (c) (d)     4,400     376,750
 Samsung SDI                         10,700     434,110
                                            -----------
                                                967,133
                                            -----------
NETHERLANDS--5.5%
 ABN-AMRO Holdings NV                21,800     397,549
 Draka Holdings                       8,984     425,588
                                            -----------
                                                823,137
                                            -----------
SOUTH AFRICA--8.9%
 Impala Platinum Holdings Ltd.        9,200     326,424
 Palabora Mining Company             33,165     183,734
 Sanlam Ltd.                        350,000     396,514
 Sappi Ltd.                          55,700     436,863
                                            -----------
                                              1,343,535
                                            -----------
SPAIN--7.6%
 Banco Bilbao Vizcaya Argentaria     29,700     403,664
 Repsol YPF SA                       16,300     287,786
 Union Electrica Fenosa              25,100     457,949
                                            -----------
                                              1,149,399
                                            -----------
THAILAND--2.8%
 Total Access Communication (a)     139,900     419,700
                                            -----------




                                                            Shares      Value
UNITED KINGDOM--22.0%
 Barratt Developments                                       102,000  $   470,432
 Bellway                                                     80,100      449,212
 Billiton                                                   133,000      601,138
 Countryside Properties                                     181,000      468,764
 Crest Nicholson                                            179,000      556,301
 Lasmo                                                      192,000      490,441
 Persimmon                                                   57,832      268,776
                                                                     -----------
                                                                       3,305,064
                                                                     -----------
TOTAL COMMON STOCK
 (Cost $13,436,338)                                                   13,518,371
                                                                     -----------
SHORT TERM INVESTMENTS--6.6%


                                                           Par Value    Value

 State Street Bank & Trust Repurchase Agreement 3.00%,
  4/2/01, (Dated 3/30/01), Collateralized by $975,000 U.S.
  Treasury Bond 6.250%, 2/15/03, Market Value $1,017,656,
  Repurchase Proceeds $997,249 (Cost $997,000)             $997,000  $   997,000
                                                                     -----------
TOTAL INVESTMENTS--96.6%
 (Cost $14,433,338) (b)                                               14,515,371

OTHER ASSETS & LIABILITIES (NET)--3.4%                                   510,423
                                                                     -----------
NET ASSETS--100%                                                     $15,025,794
                                                                     ===========

(a)  Non-income producing security.
(b) At March 31, 2001, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $14,433,338 was as follows:



   Aggregate gross unrealized appreciation for all investments
    in which there is an excess of value over tax cost          $ 1,785,998
   Aggregate gross unrealized depreciation for all investments
    in which there is an excess of tax cost over value           (1,703,965)
                                                                -----------
   Net unrealized appreciation                                  $    82,033
                                                                ===========

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)
(d)  GDR--Global Depository Receipts

SECTOR ALLOCATIONS (as a percentage of Total Common Stock)

------------------------

Basic Industries   18.8%
Capital Goods      15.5%
Consumer Basics     6.2%
Consumer Durables   6.0%
Energy              9.1%
Finance             8.9%
General Business    3.1%
Shelter            16.4%
Technology         12.5%
Transportation      3.5%

  The accompanying notes are an integral part of these financial statements.
-------------------------------------------------------------------------------

                                                                             24


STATEMENT OF ASSETS AND LIABILITIES March 31, 2001


                                                    Growth and   International  Emerging      Foreign
                           Small Cap     Mid Cap      Income        Equity       Markets       Value

Assets:
Investments at value
(Note 2) *                $68,625,827  $16,900,239  $61,379,213   $13,501,746  $11,370,275  $14,515,371
Foreign currency at
value (Cost $ 247,640
for International
Equity, $ 86,619 for
Emerging Markets and $
335,236 for Foreign
Value) (Note 2)                   --           --           --        245,733       85,541      296,137
Cash                            1,319        1,622      744,816        63,358        1,358        1,019
Dividends, interest and
foreign tax reclaims
receivable                     37,211        2,898       81,026        67,257       63,118       99,373
Receivable for
investments sold                  --           --           --            --         3,313        5,220
Receivable for shares of
beneficial interest sold       32,536        7,798       12,045         1,400       53,050      150,000
Receivable from Manager
for reimbursement of
expenses (Note 3)                 --           --           --          2,148          --           --
Other assets                   17,141        3,941       19,964         3,570        2,927        3,025
                          -----------  -----------  -----------   -----------  -----------  -----------
 Total assets              68,714,034   16,916,498   62,237,064    13,885,212   11,579,582   15,070,145
                          -----------  -----------  -----------   -----------  -----------  -----------
Liabilities:
Collateral for
securities loaned (Note
6)                                --           --           --        541,473          --           --
Payable for investments
purchased                         --           --           --            --         3,357        5,208
Payable for shares of
beneficial interest
repurchased                     1,061          --        11,209           --           --           --
Payable for compensation
of Manager (Note 3)            59,807       14,937       41,382        11,826        8,068       13,024
Payable for distribution
fees (Note 3)                  26,299        3,364       26,919         5,854        4,191        3,119
Payable to custodian            6,924        5,110        5,585         5,953       11,794        8,518
Payable to transfer
agent (Note 3)                 15,655        2,991       16,579         4,659        3,040        2,291
Other accrued expenses         27,284       15,994       31,644        12,697       15,969       12,191
                          -----------  -----------  -----------   -----------  -----------  -----------
 Total liabilities            137,030       42,396      133,318       582,462       46,419       44,351
                          -----------  -----------  -----------   -----------  -----------  -----------
Net assets                $68,577,004  $16,874,102  $62,103,746   $13,302,750  $11,533,163  $15,025,794
                          ===========  ===========  ===========   ===========  ===========  ===========
Net Assets consist of:
Shares of beneficial
interest                  $58,155,453  $17,441,801  $62,143,844   $16,777,559  $14,550,195  $16,119,981
Undistributed net
investment income (loss)          --           --           --        (13,961)      58,094       (2,771)
Accumulated net realized
gain (loss) on
investments and foreign
denominated assets,
liabilities and currency     (776,822)    (486,111)   1,782,889      (597,845)  (1,564,193)  (1,130,841)
Unrealized appreciation
(depreciation) of
investments and foreign
denominated assets,
liabilities and currency   11,198,373      (81,588)  (1,822,987)   (2,863,003)  (1,510,933)      39,425
                          -----------  -----------  -----------   -----------  -----------  -----------
                          $68,577,004  $16,874,102  $62,103,746   $13,302,750  $11,533,163  $15,025,794
                          -----------  -----------  -----------   -----------  -----------  -----------
Investments, at cost      $57,427,454  $16,981,827  $63,202,200   $16,359,793  $12,877,846  $14,433,338
                          -----------  -----------  -----------   -----------  -----------  -----------
Net assets
 Ordinary Shares          $60,319,777  $15,213,726  $60,587,205   $13,212,348  $ 9,598,093  $14,409,674
 Institutional Shares     $ 8,257,227  $ 1,660,376  $ 1,516,541   $    90,402  $ 1,935,070  $   616,120
Shares of beneficial
interest outstanding
(Unlimited number of
shares authorized)
 Ordinary Shares            3,454,821    1,131,097    4,344,726     1,744,707    1,460,864    1,664,720
 Institutional Shares         447,257      119,781      106,451        11,906      292,305       70,972
Net asset value and
offering price per
share**
 Ordinary Shares          $     17.46  $     13.45  $     13.95   $      7.57  $      6.57  $      8.66
 Institutional Shares     $     18.46  $     13.86  $     14.25   $      7.59  $      6.62  $      8.68

* Includes securities on loan of $522,606 for International Equity. (Note 6) ** A deferred sales charge amounting to 1% of the net asset value of the Ordi-
   nary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. In addition, no deferred sales charge is withheld from the Ordinary Shares of Mid Cap purchased after August 1, 1996.

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              25


STATEMENT OF OPERATIONS Year Ended March 31, 2001


                                                      Growth and   International  Emerging     Foreign
                           Small Cap      Mid Cap       Income        Equity       Markets      Value

Investment Income:
 Dividends*               $    582,361  $    71,909  $    498,516   $   278,967  $   362,061  $ 411,606
 Interest                      130,641       69,402           --         14,225       15,886     39,845
                          ------------  -----------  ------------   -----------  -----------  ---------
Total investment income        713,002      141,311       498,516       293,192      377,947    451,451
                          ------------  -----------  ------------   -----------  -----------  ---------
Expenses:
 Compensation of Manager
 (Note 3)                      752,352      184,088       634,257       168,396      103,755    146,474
 Distribution fees,
 Ordinary Shares (Note
 3)                            341,448       43,067       411,673        83,446       53,412     34,386
 Custodian fees                 45,850       38,123        44,815        64,643       81,179     51,344
 Transfer agent fees
 (Note 3):
 Ordinary Shares               104,475       26,429       125,167        25,394       16,249     21,023
 Institutional Shares           10,738        1,846         3,402           229        3,478      1,333
 Audit and legal                45,539       11,213        51,394        10,178        7,804      8,723
 Registration fees              17,686        4,364        19,725         3,866        2,930      3,309
 Insurance                      14,254        3,511        16,157         3,198        2,451      2,728
 Compensation of
 Trustees (Note 3)               9,675        2,379        10,957         2,162        1,650      1,842
 Printing                       14,113        3,494        15,902         3,171        2,449      2,720
 Miscellaneous (Note 3)         57,537       15,035        61,189        13,672       11,183     11,869
                          ------------  -----------  ------------   -----------  -----------  ---------
 Total expenses before
 waivers and/or
 reimbursements, and
 reductions                  1,413,667      333,549     1,394,638       378,355      286,540    285,751
 Waivers and/or
 reimbursements of
 expenses (Note 3)                 --        (7,194)          --         (9,948)         --      (1,250)
 Fees reduced by credits
 allowed by Custodian
 (Note 3)                         (579)         --        (23,194)       (8,708)         --        (388)
                          ------------  -----------  ------------   -----------  -----------  ---------
Expenses, net                1,413,088      326,355     1,371,444       359,699      286,540    284,113
                          ------------  -----------  ------------   -----------  -----------  ---------
 Net investment income
 (loss)                       (700,086)    (185,044)     (872,928)      (66,507)      91,407    167,338
                          ------------  -----------  ------------   -----------  -----------  ---------
Realized and Unrealized
Gain (Loss) on
Investments, Foreign
Currency and Foreign
Translation:
 Net realized gain
 (loss) (Note 2) on:
 Investments**               2,435,173      573,060     2,130,696      (390,198)     609,938   (604,198)
 Foreign denominated
 assets, liabilities and
 currency                          --           --            --        (33,771)     (13,627)  (199,855)
 Change in unrealized
 appreciation
 (depreciation) of:
 Investments               (16,975,525)  (7,097,153)  (35,620,481)   (5,431,815)  (5,401,859)   (88,621)
 Foreign denominated
 assets, liabilities and
 currency                          --           --            --         (3,536)      (3,365)   (42,904)
                          ------------  -----------  ------------   -----------  -----------  ---------
 Net realized and
 unrealized gain (loss)    (14,540,352)  (6,524,093)  (33,489,785)   (5,859,320)  (4,808,913)  (935,578)
                          ------------  -----------  ------------   -----------  -----------  ---------
Net increase (decrease)
in net assets resulting
from operations           $(15,240,438) $(6,709,137) $(34,362,713)  $(5,925,827) $(4,717,506) $(768,240)
                          ============  ===========  ============   ===========  ===========  =========


 * Dividends are net of foreign withholding taxes of $1,045 for Small Cap, $18,225 for Growth and Income, $41,812 for International Equity, $33,523 for Emerging Markets and $49,246 for Foreign Value.
** Capital gains are net of foreign withholding taxes of $9,878 for Emerging
   Markets.

 The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              26


STATEMENTS OF CHANGES IN NET ASSETS


                                    Small Cap                     Mid Cap                   Growth and Income
                            Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                          March 31, 2001 March 31, 2000 March 31, 2001 March 31, 2000 March 31, 2001 March 31, 2000

Increase (Decrease) in
Net Assets :
Operations:
 Net investment income
 (loss)                    $  (700,086)   $  (775,352)   $  (185,044)   $  (155,156)   $   (872,928)  $   (853,010)
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities and
 currency                    2,435,173     12,518,037        573,060      3,667,858       2,130,696     22,532,196
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                  (16,975,525)    22,479,764     (7,097,153)     5,137,854     (35,620,481)    13,226,035
                           -----------    -----------    -----------    -----------    ------------   ------------
 Net increase (decrease)
 in net assets resulting
 from operations           (15,240,438)    34,222,449     (6,709,137)     8,650,556     (34,362,713)    34,905,221

Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                   --             --             --             --              --             --
 Institutional Shares              --             --             --             --              --             --
 Distributions in excess
 of net investment
 income
 Ordinary Shares                   --             --             --             --              --             --
 Institutional Shares              --             --             --             --              --             --
 Net realized gains
 Ordinary Shares            (7,744,426)           --      (3,420,909)    (1,051,870)    (12,377,008)   (16,535,191)
 Institutional Shares         (646,095)           --        (173,143)       (46,385)       (352,094)      (657,052)
 Distributions in excess
 of net realized gains
 Ordinary Shares            (1,027,527)           --        (312,561)           --              --             --
 Institutional Shares          (85,724)           --         (15,820)           --              --             --
                           -----------    -----------    -----------    -----------    ------------   ------------
                            (9,503,772)           --      (3,922,433)    (1,098,255)    (12,729,102)   (17,192,243)
                           -----------    -----------    -----------    -----------    ------------   ------------
Fund share transactions,
net (Note 10)               12,531,519     (5,717,640)     6,598,642        181,135      10,364,625      5,636,664
                           -----------    -----------    -----------    -----------    ------------   ------------
Increase (decrease) in
net assets                 (12,212,691)    28,504,809     (4,032,928)     7,733,436     (36,727,190)    23,349,642
Net assets beginning of
year                        80,789,695     52,284,886     20,907,030     13,173,594      98,830,936     75,481,294
                           -----------    -----------    -----------    -----------    ------------   ------------
Net assets end of year *   $68,577,004    $80,789,695    $16,874,102    $20,907,030    $ 62,103,746   $ 98,830,936
                           ===========    ===========    ===========    ===========    ============   ============
*Includes undistributed
net investment income
(loss) of                  $       --     $       --     $       --     $       --     $        --    $        --

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              27


STATEMENTS OF CHANGES IN NET ASSETS--Continued


                                    International
                                   Equity                      Emerging Markets               Foreign Value
                            Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                          March 31, 2001 March 31, 2000 March 31, 2001 March 31, 2000 March 31, 2001 March 31, 2000

Increase (Decrease) in
Net Assets:
Operations:
 Net investment income
 (loss)                    $   (66,507)   $   (69,216)   $    91,407    $     1,994    $   167,338    $    52,861
 Net realized gain
 (loss) on investments,
 foreign denominated
 assets, liabilities and
 currency                     (423,969)     2,925,169        596,311        480,186       (804,053)       206,133
 Unrealized appreciation
 (depreciation) of
 investments and foreign
 denominated assets,
 liabilities and
 currency                   (5,435,351)      (232,894)    (5,405,224)     3,923,901       (131,525)       720,112
                           -----------    -----------    -----------    -----------    -----------    -----------
 Net increase (decrease)
 in net assets resulting
 from operations            (5,925,827)     2,623,059     (4,717,506)     4,406,081       (768,240)       979,106

Distributions to
shareholders from:
 Net investment income
 Ordinary Shares                   --             --             --             --          (1,189)      (440,249)
 Institutional Shares              --             --         (12,840)           --             (71)        (2,829)
 Distributions in excess
 of net investment
 income
 Ordinary Shares              (142,092)      (524,319)           --         (20,725)           --         (34,588)
 Institutional Shares           (1,837)       (47,894)           --          (9,394)           --            (222)
 Net realized gains
 Ordinary Shares              (751,818)      (763,209)           --             --             --             --
 Institutional Shares           (7,078)       (58,039)           --             --             --             --
 Distributions in excess
 of net realized gains
 Ordinary Shares              (423,958)           --             --             --             --             --
 Institutional Shares           (3,991)           --             --             --             --             --
                           -----------    -----------    -----------    -----------    -----------    -----------
                            (1,330,774)    (1,393,461)       (12,840)       (30,119)        (1,260)      (477,888)
                           -----------    -----------    -----------    -----------    -----------    -----------
Fund share transactions,
net (Note 10)                  896,729     (5,418,070)       700,538      1,297,698        996,556      6,418,141
                           -----------    -----------    -----------    -----------    -----------    -----------
Increase (decrease) in
net assets                  (6,359,872)    (4,188,472)    (4,029,808)     5,673,660        227,056      6,919,359
Net assets beginning of
year                        19,662,622     23,851,094     15,562,971      9,889,311     14,798,738      7,879,379
                           -----------    -----------    -----------    -----------    -----------    -----------
Net assets end of year *   $13,302,750    $19,662,622    $11,533,163    $15,562,971    $15,025,794    $14,798,738
                           ===========    ===========    ===========    ===========    ===========    ===========
*Includes undistributed
net investment income
(loss) of                  $   (13,961)   $  (128,064)   $    58,094    $     2,634    $    (2,771)   $     1,193

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              28


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                         Income from
                                   Investment Operations(a)                      Distributions
                  Net Asset     Net        Net Realized             Dividends    Distributions
                  Value at   Investment   and Unrealized Total from  from Net        from                    Net Asset
                  Beginning    Income      Gain (Loss)   Investment Investment     Realized        Total     Value End   Total
                  of Period (Loss)(b)(c)  on Securities  Operations   Income     Capital Gains Distributions of Period Return(d)

Small Cap
Ordinary Shares
Year Ended March
31, 2001           $24.82      (0.22)         (4.18)       (4.40)       --           (2.96)(h)     (2.96)     $17.46    (18.49)%
Year Ended March
31, 2000           $14.60      (0.24)         10.46        10.22        --             --            --       $24.82     70.00 %
Year Ended March
31, 1999           $17.80      (0.15)         (3.05)       (3.20)       --             --            --       $14.60    (17.98)%
Year Ended March
31, 1998           $15.04      (0.23)          5.60         5.37      (0.16)         (2.45)(i)     (2.61)     $17.80     37.79 %
Year Ended March
31, 1997           $18.91       0.16 (g)       0.77         0.93        --           (4.80)        (4.80)     $15.04      1.72 %
Institutional
 Shares
Year Ended March
31, 2001           $25.92      (0.10)         (4.40)       (4.50)       --           (2.96)(h)     (2.96)     $18.46    (18.07)%
Year Ended March
31, 2000           $15.17      (0.15)         10.90        10.75        --             --            --       $25.92     70.86 %
Year Ended March
31, 1999           $18.40      (0.08)         (3.15)       (3.23)       --             --            --       $15.17    (17.55)%
Year Ended March
31, 1998           $15.55      (0.15)          5.79         5.64      (0.34)         (2.45)(i)     (2.79)     $18.40     38.44 %
Year Ended March
31, 1997           $19.33       0.08 (g)       0.94         1.02        --           (4.80)        (4.80)     $15.55      2.21 %
Mid Cap
Ordinary Shares
Year Ended March
31, 2001           $24.68      (0.20)         (6.54)       (6.74)       --           (4.49)(j)     (4.49)     $13.45    (29.51)%
Year Ended March
31, 2000           $15.46      (0.19)         10.74        10.55        --           (1.33)        (1.33)     $24.68     71.41 %
Year Ended March
31, 1999           $16.05      (0.11)         (0.09)       (0.20)       --           (0.39)        (0.39)     $15.46     (1.08)%
Year Ended March
31, 1998           $13.44      (0.08)          6.06         5.98        --           (3.37)        (3.37)     $16.05     46.76 %
Year Ended March
31, 1997           $13.20       0.09           2.29         2.38      (0.14)         (2.00)        (2.14)     $13.44     17.47 %
Institutional
 Shares
Year Ended March
31, 2001           $25.21      (0.14)         (6.72)       (6.86)       --           (4.49)(j)     (4.49)     $13.86    (29.35)%
Year Ended March
31, 2000           $15.65      (0.19)         11.08        10.89        --           (1.33)        (1.33)     $25.21     72.81 %
Year Ended March
31, 1999           $16.24      (0.10)         (0.10)       (0.20)       --           (0.39)        (0.39)     $15.65     (1.07)%
Year Ended March
31, 1998           $13.55      (0.06)          6.12         6.06        --           (3.37)        (3.37)     $16.24     47.01 %
Year Ended March
31, 1997           $13.20       0.11           2.27         2.38      (0.03)         (2.00)        (2.03)     $13.55     17.51 %
Growth and
 Income
Ordinary Shares
Year Ended March
31, 2001           $25.88      (0.22)         (8.34)       (8.56)       --           (3.37)        (3.37)     $13.95    (35.20)%
Year Ended March
31, 2000           $21.26      (0.25)         10.21         9.96        --           (5.34)        (5.34)     $25.88     51.46 %
Year Ended March
31, 1999           $20.85      (0.08)          2.82         2.74        --           (2.33)        (2.33)     $21.26     13.67 %
Year Ended March
31, 1998           $15.22       0.00           7.61         7.61      (0.05)         (1.93)        (1.98)     $20.85     51.52 %
Year Ended March
31, 1997           $14.57       0.08           2.53         2.61      (0.10)         (1.86)        (1.96)     $15.22     17.97 %
Institutional
 Shares
Year Ended March
31, 2001           $26.22      (0.12)         (8.48)       (8.60)       --           (3.37)        (3.37)     $14.25    (34.89)%
Year Ended March
31, 2000           $21.37      (0.14)         10.33        10.19        --           (5.34)        (5.34)     $26.22     52.32 %
Year Ended March
31, 1999           $20.84       0.03           2.83         2.86        --           (2.33)        (2.33)     $21.37     14.27 %
Year Ended March
31, 1998           $15.24       0.10           7.60         7.70      (0.17)         (1.93)        (2.10)     $20.84     52.18 %
Year Ended March
31, 1997           $14.58       0.15           2.55         2.70      (0.18)         (1.86)        (2.04)     $15.24     18.62 %
International
 Equity
Ordinary Shares
Year Ended March
31, 2001           $12.00      (0.04)         (3.55)       (3.59)     (0.09)(k)      (0.75)(l)     (0.84)     $ 7.57    (30.96)%
Year Ended March
31, 2000           $11.37      (0.04)          1.50         1.46      (0.34)(k)      (0.49)        (0.83)     $12.00     12.93%
Year Ended March
31, 1999           $11.97       0.01          (0.58)       (0.57)     (0.03)(k)        --          (0.03)     $11.37     (4.78)%
Year Ended March
31, 1998           $11.03       0.07           1.30         1.37      (0.17)(k)      (0.26)(m)     (0.43)     $11.97     12.95%
Year Ended March
31, 1997           $10.70       0.01           0.40         0.41      (0.08)           --          (0.08)     $11.03      3.82%

                                           Ratios and Supplemental Data
                             Ratio of Expenses to Average
                                   Net Assets(e)(f)

	             Net Assets                                      Net Investment
                    End of                           Including    Income (Loss)
                    Period   Excluding                Custody     to Average Net   Portfolio
                   (000's)    Credits     Gross       Credits      Assets(c)(e)   Turnover(e)

Small Cap
Ordinary Shares
Year Ended March
31, 2001           $60,320         1.92%      1.92%        1.92%      (0.98)%        76.00%
Year Ended March
31, 2000           $74,289         1.97%      1.97%        1.96%      (1.30)%       145.00%
Year Ended March
31, 1999           $47,605         1.94%      1.94%        1.94%      (0.99)%       113.00%
Year Ended March
31, 1998           $66,876         1.90%      1.96%        1.89%      (1.33)%       135.00%
Year Ended March
31, 1997           $57,135         1.97%      2.03%        1.90%       0.90 %(g)    393.00%
Institutional
 Shares
Year Ended March
31, 2001           $ 8,257         1.42%      1.42%        1.42%      (0.44)%        76.00%
Year Ended March
31, 2000           $ 6,501         1.47%      1.47%        1.46%      (0.80)%       145.00%
Year Ended March
31, 1999           $ 4,680         1.44%      1.44%        1.44%      (0.49)%       113.00%
Year Ended March
31, 1998           $ 6,286         1.41%      1.47%        1.40%      (0.86)%       135.00%
Year Ended March
31, 1997           $ 9,207         1.47%      1.52%        1.40%       0.41 %(g)    393.00%
Mid Cap
Ordinary Shares
Year Ended March
31, 2001           $15,214         1.79%      1.83%        1.79%      (1.02)%        75.00%
Year Ended March
31, 2000           $19,921         1.67%      1.92%        1.67%      (1.03)%       153.00%
Year Ended March
31, 1999           $12,617         1.65%      1.87%        1.65%      (0.72)%       168.00%
Year Ended March
31, 1998           $15,484         1.57%      1.97%        1.57%      (0.52)%       128.00%
Year Ended March
31, 1997           $ 8,733         1.19%      2.19%        1.11%       0.62 %       162.00%
Institutional
 Shares
Year Ended March
31, 2001           $ 1,660         1.58%      1.58%        1.58%      (0.76)%        75.00%
Year Ended March
31, 2000           $   986         1.67%      1.67%        1.67%      (1.04)%       153.00%
Year Ended March
31, 1999           $   557         1.62%      1.62%        1.62%      (0.69)%       168.00%
Year Ended March
31, 1998           $   823         1.40%      1.72%        1.40%      (0.35)%       128.00%
Year Ended March
31, 1997           $   361         1.44%      2.01%        1.27%       0.77 %       162.00%
Growth and
 Income
Ordinary Shares
Year Ended March
31, 2001           $60,587         1.66%      1.66%        1.64%      (1.05)%        64.00%
Year Ended March
31, 2000           $96,477         1.70%      1.70%        1.66%      (1.08)%        78.00%
Year Ended March
31, 1999           $70,874         1.67%      1.67%        1.62%      (0.36)%        97.00%
Year Ended March
31, 1998           $66,397         1.69%      1.69%        1.65%      (0.01)%        72.00%
Year Ended March
31, 1997           $43,266         1.73%      1.73%        1.70%       0.50 %        98.00%
Institutional
 Shares
Year Ended March
31, 2001           $ 1,517         1.16%      1.16%        1.14%      (0.56)%        64.00%
Year Ended March
31, 2000           $ 2,354         1.20%      1.20%        1.16%      (0.60)%        78.00%
Year Ended March
31, 1999           $ 4,607         1.17%      1.17%        1.12%       0.14 %        97.00%
Year Ended March
31, 1998           $ 3,724         1.19%      1.19%        1.14%       0.50 %        72.00%
Year Ended March
31, 1997           $ 1,532         1.24%      1.24%        1.21%       0.99 %        98.00%
International
 Equity
Ordinary Shares
Year Ended March
31, 2001           $13,212         2.19%      2.25%        2.08%      (0.40)%       108.00%
Year Ended March
31, 2000           $19,491         2.18%      2.30%        2.13%      (0.35)%        78.00%
Year Ended March
31, 1999           $21,956         2.11%      2.11%        2.08%       0.12%        128.00%
Year Ended March
31, 1998           $32,182         2.18%      2.18%        2.03%       0.62%         61.00%
Year Ended March
31, 1997           $27,410         2.20%      2.23%        2.15%       0.10%        135.00%

   The accompanying notes are an integral part of these financial statements.
--------------------------------------------------------------------------------

                                                                              29


FINANCIAL HIGHLIGHTS--Continued
(For a share outstanding throughout each period)

                                         Income from
                                   Investment Operations(a)                     Distributions
                  Net Asset     Net       Net Realized             Dividends    Distributions
                  Value at   Investment  and Unrealized Total from  from Net        from                    Net Asset
                  Beginning    Income     Gain (Loss)   Investment Investment     Realized        Total     Value End   Total
                  of Period (Loss)(b)(c) on Securities  Operations   Income     Capital Gains Distributions of Period Return(d)

International
Equity--
Continued
Institutional
Shares
Year Ended March
31, 2001           $12.00       0.01         (3.54)       (3.53)     (0.13)(k)      (0.75)(l)     (0.88)     $ 7.59    (30.54)%
Year Ended March
31, 2000           $11.39       0.02          1.49         1.51      (0.41)(k)      (0.49)        (0.90)     $12.00     13.33 %
Year Ended March
31, 1999           $11.95       0.06         (0.58)       (0.52)     (0.04)(k)        --          (0.04)     $11.39     (4.34)%
Year Ended March
31, 1998           $11.10       0.14          1.28         1.42      (0.31)(k)      (0.26)(m)     (0.57)     $11.95     13.50 %
Year Ended March
31, 1997           $10.73       0.06          0.41         0.47      (0.10)           --          (0.10)     $11.10      4.38 %
Emerging Markets
Ordinary Shares
Year Ended March
31, 2001           $ 9.39       0.05         (2.87)       (2.82)       --             --            --       $ 6.57    (30.03)%
Year Ended March
31, 2000           $ 6.59      (0.01)         2.83         2.82      (0.02)(n)        --          (0.02)     $ 9.39     42.73 %
Year Ended March
31, 1999           $ 7.70       0.07         (1.11)       (1.04)     (0.07)(o)        --          (0.07)     $ 6.59    (13.40)%
Year Ended March
31, 1998           $ 9.24      (0.04)        (1.50)       (1.54)       --             --            --       $ 7.70    (16.67)%
Year Ended March
31, 1997           $ 8.38      (0.04)         0.90         0.86        --             --            --       $ 9.24     10.26 %
Institutional
Shares
Year Ended March
31, 2001           $ 9.48       0.09         (2.91)       (2.82)     (0.04)           --          (0.04)     $ 6.62    (29.70)%
Year Ended March
31, 2000           $ 6.64       0.04          2.85         2.89      (0.05)(n)        --          (0.05)     $ 9.48     43.55 %
Year Ended March
31, 1999           $ 7.76       0.09         (1.11)       (1.02)     (0.10)(o)        --          (0.10)     $ 6.64    (12.93)%
Year Ended March
31, 1998           $ 9.27       0.02         (1.53)       (1.51)       --             --            --       $ 7.76    (16.29)%
April 2, 1996*
to March 31,
1997               $ 8.49       0.01          0.80         0.81      (0.03)           --          (0.03)     $ 9.27      9.54 %
Foreign Value
Ordinary Shares
Year Ended March
31, 2001           $ 9.05       0.10         (0.49)       (0.39)      0.00            --           0.00      $ 8.66     (4.30)%
Year Ended March
31, 2000           $ 8.36       0.04          0.97         1.01      (0.32)(p)        --          (0.32)     $ 9.05     12.17 %
May 15, 1998* to
March 31, 1999     $10.00       0.02         (1.64)       (1.62)     (0.02)(p)        --          (0.02)     $ 8.36    (16.16)%
Institutional
Shares
Year Ended March
31, 2001           $ 9.06       0.14         (0.52)       (0.38)     (0.00)           --          (0.00)     $ 8.68     (4.18)%
Year Ended March
31, 2000           $ 8.37       0.12          0.91         1.03      (0.34)(p)        --          (0.34)     $ 9.06     12.37 %
December 18,
1998* to March
31, 1999           $ 8.43       0.06         (0.12)       (0.06)       --             --            --       $ 8.37     (0.71)%


                              Ratios and Supplemental Data
                             Ratio of Expenses to Average
                                   Net Assets(e)(f)

                  Net Assets                                      Net Investment
                    End of                           Including    Income (Loss)
                    Period   Excluding                Custody     to Average Net  Portfolio
                   (000's)    Credits     Gross       Credits      Assets(c)(e)  Turnover(e)

International
Equity--
Continued
Institutional
Shares
Year Ended March
31, 2001           $    90         1.69%      1.75%        1.58%       0.07 %      108.00%
Year Ended March
31, 2000           $   172         1.68%      1.80%        1.63%       0.14 %       78.00%
Year Ended March
31, 1999           $ 1,895         1.61%      1.61%        1.58%       0.62 %      128.00%
Year Ended March
31, 1998           $ 1,728         1.68%      1.69%        1.54%       1.19 %       61.00%
Year Ended March
31, 1997           $ 1,760         1.69%      1.75%        1.64%       0.51 %      135.00%
Emerging Markets
Ordinary Shares
Year Ended March
31, 2001           $ 9,598         2.30%      2.30%        2.30%       0.62 %       42.00%
Year Ended March
31, 2000           $12,767         2.33%      2.33%        2.33%      (0.07)%       31.00%
Year Ended March
31, 1999           $ 8,442         2.32%      2.58%        2.24%       1.03 %       49.00%
Year Ended March
31, 1998           $ 9,241         2.69%      2.69%        2.57%      (0.43)%       52.00%
Year Ended March
31, 1997           $10,052         2.68%      2.68%        2.56%      (0.47)%        8.00%
Institutional
Shares
Year Ended March
31, 2001           $ 1,935         1.80%      1.80%        1.80%       1.10 %       42.00%
Year Ended March
31, 2000           $ 2,796         1.83%      1.83%        1.83%       0.52 %       31.00%
Year Ended March
31, 1999           $ 1,447         1.82%      2.08%        1.74%       1.36 %       49.00%
Year Ended March
31, 1998           $ 1,002         2.19%      2.19%        2.07%       0.24 %       52.00%
April 2, 1996*
to March 31,
1997               $ 1,212         2.01%      2.17%        1.89%       0.13 %        8.00%
Foreign Value
Ordinary Shares
Year Ended March
31, 2001           $14,410         1.96%      1.97%        1.96%       1.12 %       45.00%
Year Ended March
31, 2000           $13,595         1.90%      2.06%        1.90%       0.40 %       30.00%
May 15, 1998* to
March 31, 1999     $ 7,478         1.99%      2.13%        1.90%       0.19 %       22.00%
Institutional
Shares
Year Ended March
31, 2001           $   616         1.71%      1.72%        1.71%       1.53 %       45.00%
Year Ended March
31, 2000           $ 1,204         1.61%      1.77%        1.61%       1.67 %       30.00%
December 18,
1998* to March
31, 1999           $   401         1.72%      1.86%        1.70%       0.75 %       22.00%

 *   Commencement of Operations
(a)   Per share numbers have been calculated using the average shares method.
(b) Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.
(d)   Total Return does not include the one time deferred sales charge of 1%
      for the Ordinary Shares. Effective August 1, 1996 Mid Cap Ordinary
      Shares are no longer subject to the deferred sales charge of 1%. The to-tal return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custo-dian. See Note 3 to the Financial Statements.
(e)   Periods less than one year are annualized.
(f) Ratio of expenses to average net assets shows : Excluding Credits (total expenses less fees waivers and reimbursements by the investment advisor, if any). Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any). Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).
(g)   Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the subadvisor during the fiscal year ended March 31, 1997.
(h) Distributions from realized capital gains include distributions in ex-cess of realized capital gains of $0.35 per share.
(i) Distributions from realized capital gains include distributions in ex-cess of realized capital gains of $0.03 per share.
(j) Distributions from realized capital gains include distributions in ex-cess of realized capital gains of $0.38 per share.
(k) Distributions from net investment income includes distributions in ex-cess of current net income of $0.09, $0.34, $0.01 and $0.06 per share for Ordinary Shares, and $0.13, $0.41, $0.01 and $0.11 per share for In-stitutional Shares during the fiscal years ended March 31, 2001, 2000, 1999 and 1998, respectively.
(l) Distributions from realized capital gains include distributions in ex-cess of realized capital gains of $0.27 per share.
(m) Distributions from realized capital gains include distributions in ex-cess of realized capital gains of $0.05 per share.
(n) Distributions from net investment income includes distributions in ex-cess of current net investment income of $0.02 per share for Ordinary Shares and $0.05 per share for Institutional Shares.
(o) Distributions from net investment income includes a return of capital of $0.02 per share for Ordinary Shares and $0.03 per share for Institu-tional Shares.
(p) Distribution from net investment income includes distributions in excess of current net investment income of $0.02 and $0.01 for Ordinary Shares, and $0.02 and $(-) for Institutional Shares for the years ended March
      31, 2000 and 1999, respectively.
 The accompanying notes are an integral part of these financial statements.
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                                                                              30


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS
1. Organization of the Trust.

The Quantitative Group of Funds dba "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Com-pany Act of 1940, as amended, as a non-diversified, open-end management in-vestment company. The Trust currently has six series (individually a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap, Quant Mid Cap, Quant Growth and Income, Quant International Equity, Quant Emerging Markets, and Quant Foreign Value.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appre-ciation by investing primarily in common stocks of companies with smaller mar-ket capitalizations or larger companies with higher than average expected earnings growth rates.

The Quant Mid Cap Fund ("Mid Cap") seeks long-term growth of capital by in-vesting primarily in common stock of companies with medium market capitaliza-tions.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger compa-nies having substantial equity capital that are currently paying dividends.

The Quant International Equity Fund ("International Equity") seeks long-term capital growth and income by investing primarily in foreign securities. Gener-ally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging mar-kets.

The Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment compa-nies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual re-sults could differ from these estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price up to 4:00 p.m. on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain secu-rities, where no such sales have been reported, the Fund may value such secu-rities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the trustees, which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Funds' Trustees (the "Trustees").

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is re-corded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are al-located among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-mar-ket daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.
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                                                                             31


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS--Continued

Reported net realized gains and losses on foreign currency transactions repre-sent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference be-tween the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are in-cluded with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a spe-cific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares and each class has its own trans-fer agency fee.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement with Quantitative Invest-ment Advisors, Inc. dba "Quantitative Advisors" (the "Manager"). Compensation of the Manager, for management and administration of the Funds, including se-lection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily net asset value of Small Cap, Mid Cap, International Equity and Foreign Value; 0.75% of the average daily net asset value of the Growth and Income Fund; and 0.80% of the average daily net asset value of Emerging Markets.

Under the management agreement, the Manager has agreed to reduce its compensa-tion, and if necessary, assume expenses, with respect to Small Cap, Growth and Income, and International Equity to the extent that the total expenses of any of these Funds individually exceed 2% of average net asset value for any fis-cal year. The distribution agreement calls for the Distributor to reduce its fee similarly after the Manager's fee has been eliminated. The Manager has also voluntarily agreed to waive fees or assume certain operating expenses of Emerging Markets in order to reduce the total expenses of this Fund to no more than 2.25% of its average net assets. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the year ended March 31, 2001, the fees waived or expenses reimbursed by the Manager amounted to $9,948 for International Equity. The aggregate manage-ment fees, net of fees waived or reimbursed by the Manager amounted to $1,979,374.

The Manager has entered into advisory contracts with the following sub advi-sors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap, Mid Cap), State Street Bank and Trust Company (Growth and Income), Inde-pendence Investment Associates, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value). For the first six months of the fiscal year, International Equity was managed by Independence International Associates, Inc. Effective October 1, 2000, International Equity was managed by State Street Bank and Trust Company as approved by the Board of Trustees.

For services rendered, the Manager pays to the Advisor of a Fund a fee gener-ally based on a percentage of the average daily net asset value of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap--0.50% of average daily total net assets; Mid Cap and Emerging Markets--0.40% of average daily total net assets; Growth and Income--0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; Foreign Value--0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets; and International Equity for the period April 1, 2000 to September 30, 2000, 0.50% of average daily total net assets and for the period October 1, 2000 to March 31, 2001, 0.50% of the first $30 million, 0.40% of amounts in excess of $30 million but less than $100 million and 0.35% of amounts in excess of $100 mil-lion of average daily total net assets, with an annual minimum of $75,000.

The Funds have entered into a distribution agreement with U.S. Boston Capital Corporation (the "Distributor"). For its services under the distribution agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income, International Equity and Emerging Markets and (ii) 0.25% of the average net asset value of Ordinary Shareholder accounts of Mid Cap and Foreign Value open during the period the plan is in effect. Prior to August 1, 1996, the annual rate for Mid Cap accounts was 0.50%. Holders of In-stitutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote
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                                                                             32


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS--Continued on matters involving the 12b-1 Plan. For the first two months of the year ended March 31, 2001, the Distributor voluntarily agreed to waive its fees with respect to Mid Cap, which amounted to $7,194. During the year ended March 31, 2001, the aggregate fees paid by the Funds pursuant to such distribution plan, net of fees waived by the Distributor, amounted to $960,238.

A deferred sales charge amounting to 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, International Equity, Emerg-ing Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is also imposed on redemp-tions of Ordinary Shares of Mid Cap purchased prior to August 1, 1996. The de-ferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the year ended March 31, 2001, such fees earned by the Distributor were $114,013.

Transfer agent functions are provided to the Funds by Quantitative Institu-tional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement. For the period April 1, 2000 to September 30, 2000, the transfer agent agreement provided for base fees payable to the Transfer Agent at an annual rate of 0.13% of the aggregate average daily net asset value of each class of shares of each Fund and for reimbursement of out of pocket expenses. Effective October 1, 2000, the Trustees approved a new agreement. Under the new agreement transfer agent functions and development and maintenance of internet based shareholders services systems are provided to the funds. The new agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the aggregate average daily net asset value of each class of shares of each Funds and for reimbursement of out of pocket expenses. During the year ended March 31, 2001, the aggregate fees, paid by the Funds pursuant to such agreements amounted to $339,763.

Quantitative Institutional Services also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and edgar administration services. These services are pro-vided as additional services agreed to by the Trustees under the provisions of the Transfer Agent and Services Agreement. For the period April 1, 2000 to September 30, 2000, this agreement also provided for development of internet based shareholder services as part of these additional services. During the year ended March 31, 2001, the aggregate fees paid by the Funds pursuant to such agreement amounted to $141,881.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances main-tained by the Funds are used to offset custodial expenses of the Funds. For the first two months of the year ended March 31, 2001, State Street voluntar-ily agreed to waive its minimum fees in part with respect to Foreign Value, which amounted to $1,250.

Each Trustee receives an annual Trustee's fee of $4,000 allocated to each Fund in proportion to the respective net assets of the Funds.

4. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no Fed-eral income tax provision is required.

For the year ended March 31, 2001, certain reclassification adjustments were made between undistributed net investment income/(loss), accumulated net real-ized gain/(loss), and shares of beneficial interest due to differences between book and tax accounting, primarily due to March 31 year-end net operating losses for Small Cap, Mid Cap, Growth and Income and Foreign Value, passive foreign investment company holdings for International Equity and Emerging Mar-kets, and currency translation for International Equity, Emerging Markets and Foreign Value.

At March 31, 2001 International Equity had a capital loss carry-over amounting to $146,743 which will expire on March 31, 2009. Emerging Markets had a capi-tal loss carry-over amounting to $1,350,118 which will expire on March 31, 2007. Foreign Value had a capital loss carry-over amounting to $318,752 of which $241,046 will expire on March 31, 2007 and $77,706 will expire on March 31, 2008. Small Cap, Mid Cap, International Equity, Emerging Markets and For-eign Value also had post October loss deferrals amounting to $649,935, $482,585, $437,264, $214,075 and $812,089, respectively. International Equity,
Emerging Markets and Foreign Value had post October currency loss deferrals amounting to $13,960, $7,608 and $2,771, respectively. To the extent that these losses are used to offset any future capital gains realized during the carryover period, no capital gains tax liabilities will be incurred by the Funds for gains realized and not distributed.

5. Purchases and Sales.

During the year ended March 31, 2001, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap,
Mid Cap, Growth and Income, International Equity, Emerging Markets and For-
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                                                                             33


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS--Continued eign Value were $54,934,510, $13,598,125, $52,974,919, $17,708,907, $5,263,193
and $7,034,096, respectively. Sales of such securities for the Funds were $54,396,763, $12,472,577, $56,243,826, $18,219,274, $5,304,449, and
$5,835,863, respectively.

6. Securities Loans.

As of March 31, 2001, International Equity loaned common stocks having a value of $522,606 and received cash collateral which was invested in short term in-struments with a market value of $541,473. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan.

Security lending income of $9,462 collected by State Street was recorded in interest income on the Statement of Operations.

7. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insur-ance Company. The annual premium is allocated among the Funds and Quantitative Institutional Services. Additionally, the Funds have committed up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrev-ocable letter of credit.

8. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.



                                5% or Greater
                                 Shareholders
                            ----------------------
Fund                        Number % of class Held

Small Cap Inst.                7         74%
Mid Cap Ord.                   1          7%
Mid Cap Inst.                  4         81%
Growth and Income Inst.        5         74%
International Equity Inst.     3        100%
Emerging Markets Inst.         5         73%
Foreign Value Ord.             2         12%
Foreign Value Inst.            3         95%


9. Concentration of Risk.

The relatively large investments of Emerging Markets in Latin American and Southeast Asian countries with limited or developing capital markets may in-volve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.
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                                                                             34


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS--Continued
10. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:


                                       Year Ended             Year Ended
                                     March 31, 2001         March 31, 2000
                                  ---------------------  ---------------------
                                   Shares     Dollars     Shares     Dollars

Small Cap
Ordinary Shares:
Shares sold                        211,498  $ 4,456,197   198,309  $ 3,707,730
Shares issued in reinvestment of
 distributions                     449,046    8,379,192       --           --
Shares redeemed                   (199,364)  (4,276,299) (464,611)  (8,596,371)
                                  --------  -----------  --------  -----------
Net change                         461,180    8,559,090  (266,302)  (4,888,641)
                                  ========  ===========  ========  ===========
Institutional Shares:
Shares sold                        177,342    3,627,710    51,217    1,056,317
Shares issued in reinvestment of
 distributions                      35,893      707,098       --           --
Shares redeemed                    (16,786)    (362,379) (108,815)  (1,885,316)
                                  --------  -----------  --------  -----------
Net change                         196,449    3,972,429   (57,598)    (828,999)
                                  ========  -----------  ========  -----------
Total net change for fund                   $12,531,519            $(5,717,640)
                                            ===========            ===========
Mid Cap
Ordinary Shares:
Shares sold                        202,210  $ 3,899,386   118,230  $ 2,511,461
Shares issued in reinvestment of
 distributions                     240,347    3,674,899    56,085    1,013,460
Shares redeemed                   (118,753)  (2,343,640) (183,316)  (3,427,844)
                                  --------  -----------  --------  -----------
Net change                         323,804    5,230,645    (9,001)     (97,077)
                                  ========  -----------  ========  -----------
Institutional Shares:
Shares sold                         70,247    1,213,628    16,584      363,736
Shares issued in reinvestment of
 distributions                      12,005      188,963     2,533       46,385
Shares redeemed                     (1,579)     (34,594)  (15,600)    (326,063)
                                  --------  -----------  --------  -----------
Net change                          80,673    1,367,997     3,517       84,058
                                  ========  -----------  ========  -----------
Total net change for fund                   $ 6,598,642            $   181,135
                                            ===========            ===========
Growth and Income
Ordinary Shares:
Shares sold                        330,164  $ 6,642,876   167,523  $ 3,868,631
Shares issued in reinvestment of
 distributions                     651,232   10,862,548   640,292   14,009,592
Shares redeemed                   (364,122)  (7,523,400) (414,615)  (9,357,746)
                                  --------  -----------  --------  -----------
Net change                         617,274    9,982,024   393,200    8,520,477
                                  ========  -----------  ========  -----------
Institutional Shares:
Shares sold                         77,482    1,919,410    22,748      542,541
Shares issued in reinvestment of
 distributions                      20,402      347,245    29,337      649,232
Shares redeemed                    (81,215)  (1,884,054) (177,920)  (4,075,586)
                                  --------  -----------  --------  -----------
Net change                          16,669      382,601  (125,835)  (2,883,813)
                                  ========  -----------  ========  -----------
Total net change for fund                   $10,364,625            $ 5,636,664
                                            ===========            ===========

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                                                                              35


                             [LOGO OF QUANT FUNDS]

NOTES TO FINANCIAL STATEMENTS--Continued

                                       Year Ended             Year Ended
                                     March 31, 2001         March 31, 2000
                                  ---------------------  ---------------------
                                   Shares     Dollars     Shares     Dollars

International Equity
Ordinary Shares:
Shares sold                        190,058  $ 1,886,728    82,908  $   971,911
Shares issued in reinvestment of
 distributions                     131,456    1,175,215    98,828    1,172,103
Shares redeemed                   (201,034)  (2,147,269) (488,421)  (5,787,344)
                                  --------  -----------  --------  -----------
Net change                         120,480      914,674  (306,685)  (3,643,330)
                                  ========  -----------  ========  ===========
Institutional Shares:
Shares sold                            544        5,540    69,058      808,819
Shares issued in reinvestment of
 distributions                       1,444       12,906     8,932      105,933
Shares redeemed                     (4,406)     (36,391) (230,052)  (2,689,492)
                                  --------  -----------  --------  -----------
Net change                          (2,418)     (17,945) (152,062)  (1,774,740)
                                  ========  -----------  ========  ===========
Total net change for fund                   $   896,729            $(5,418,070)
                                            ===========            ===========
Emerging Markets
Ordinary Shares:
Shares sold                        173,241  $ 1,288,046   214,337  $ 1,805,946
Shares issued in reinvestment of
 distributions                         --           --      2,277       19,809
Shares redeemed                    (72,421)    (560,674) (138,122)  (1,303,824)
                                  --------  -----------  --------  -----------
Net change                         100,820      727,372    78,492      521,931
                                  ========  -----------  ========  ===========
Institutional Shares:
Shares sold                          1,196        8,749   111,346    1,074,829
Shares issued in reinvestment of
 distributions                         354        2,329       169        1,478
Shares redeemed                     (4,285)     (37,912)  (34,440)    (300,540)
                                  --------  -----------  --------  -----------
Net change                          (2,735)     (26,834)   77,075      775,767
                                  ========  -----------  ========  ===========
Total net change for fund                   $   700,538            $ 1,297,698
                                            ===========            ===========
Foreign Value
Ordinary Shares:
Shares sold                        348,665  $ 3,175,479   711,647  $ 6,619,414
Shares issued in reinvestment of
 distributions                         141        1,185    53,026      473,523
Shares redeemed                   (185,900)  (1,624,978) (157,119)  (1,438,775)
                                  --------  -----------  --------  -----------
Net change                         162,906    1,551,686   607,554    5,654,162
                                  ========  -----------  ========  ===========
Institutional Shares:
Shares sold                          2,750       23,473   124,779    1,138,343
Shares issued in reinvestment of
 distributions                           8           71       342        3,051
Shares redeemed                    (64,704)    (578,674)  (40,152)    (377,415)
                                  --------  -----------  --------  -----------
Net change                         (61,946)    (555,130)   84,969      763,979
                                  ========  -----------  ========  ===========
Total net change for fund                   $   996,556            $ 6,418,141
                                            ===========            ===========

--------------------------------------------------------------------------------

                                                                              36


                             [LOGO OF QUANT FUNDS]


REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of the Quantitative Group of Funds

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios con-stituting the Quantitative Group of Funds (hereafter referred to as the "Funds") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsi-bility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally ac-cepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial state-ments are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable ba-sis for our opinion.

PricewaterhouseCoopers LLP
Kansas City, Missouri
May 4, 2001

-------------------------------------------------------------------------------

                                                                             37


                                  QUANT FUNDS
                               55 Old Bedford Road
                                Lincoln, MA 01773
                                 1-800-326-2151
                               www.QuantFunds.com

                                     Manager

                              Quantitative Advisors
                               55 Old Bedford Road
                                Lincoln, MA 01773



                                    Advisors

Independence Investment Associates, Inc.      Columbia Partners, LLC, Investment Management
        53 State Street                               1775 Pennsylvania Avenue, N.W.
        Boston, MA 02109                                 Washington, D.C. 20006

Polaris Capital Management, Inc.                 State Street Bank and Trust Company
     125 Summer Street                                 One International Place
     Boston, MA 02110                                     Boston, MA 02110

                                   Distributor

                        U.S. Boston Capital Corporation
                               55 Old Bedford Road
                                Lincoln, MA 01773



                                    Custodian

                            State Street Kansas City
                             801 Pennsylvania Avenue
                              Kansas City, MO 64105



                                 Transfer Agent

                              Quantitative Advisors
                               55 Old Bedford Road
                                Lincoln, MA 01773



                             Independent Accountants

                           PricewaterhouseCoopers LLP
                            1055 Broadway, 10th Floor
                              Kansas City, MO 64105

[LOGO OF QUANT FUNDS]

QUANT FUNDS

55 Old Bedford Road

       Lincoln, MA 01773

voice  800-326-2151

       fax  781-259-1166

www.quantfunds.com


Distributed by U.S. Boston Capital Corp.,
Member NASD, SIPC.